As filed with the U.S. Securities and Exchange Commission on July 1, 2003
                                              Securities Act File No. 333-21390
                                        Investment Company Act File No. 811-
         ------------------------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             --------------------
                                   FORM N-2
                       (CHECK APPROPRIATE BOX OR BOXES)

|X|  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
     ACT OF 1933
     |   |     Pre-effective Amendment No.
     |   |     Post-effective Amendment No.

|X|  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
     ACT OF 1940
     |   |     Amendment No.

                             --------------------
                         ASA Managed Futures Fund LLC
              (Exact name of Registrant as specified in Charter)
                                 The Biltmore
                     817 W Peachtree Street, NW, Suite 400
                            Atlanta, GA 30308-1144
                   (Address of principal executive offices)
              Registrant's Telephone Number, including Area Code:
                                (404) 760-3424
                             --------------------
                              Jeremy L. Standrod
                        c/o ASA Manged Futures Fund LLC
                                 The Biltmore
                     817 W Peachtree Street, NW, Suite 400
                            Atlanta, GA 30308-1144
                    (Name and address of agent for service)

                                   Copy to:
                            John A. MacKinnon, Esq.
                        Sidley Austin Brown & Wood LLP
                              787 Seventh Avenue
                           New York, New York 10019
                             --------------------

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with dividend or interest reinvestment plans, check the following box. / X /

                                       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT
================================================================================================================================
                                                                      Proposed              Proposed
                                                  Amount               Maximum              Maximum              Amount of
                Title of                          Being            Offering Price          Aggregate           Registration
       Securities Being Registered            Registered(1)          Per Unit(1)       Offering Price(1)          Fee(2)
--------------------------------------------------------------------------------------------------------------------------------
Common Stock ($.10 par value).........            2,000,000 shares     $25.00                  $50,000,000           $4,045
================================================================================================================================
(1) Estimated solely for the purpose of calculating the registration fee.
(2) Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in
Pittsburgh, PA.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                                        CROSS REFERENCE SHEET
                                                     PARTS A AND B OF PROSPECTUS


Item No.                                    Caption                                                Location in Prospectus
--------                                    -------                                                ----------------------

1.              Outside Front Cover Page..........................................Outside Front Cover Page

2.              Inside Front and Outside Back Cover Page..........................Inside Front and Outside Back Cover Page

3.              Fee Table and Synopsis............................................Summary of Expenses of ASA Managed Futures Fund
                                                                                  LLC; Summary of the Offering

4.              Financial Highlights..............................................Not applicable

5.              Plan of Distribution..............................................Outside Front Cover Page; Distribution
                                                                                  Arrangements

6               Selling Shareholders..............................................Not applicable

7.              Use of Proceeds...................................................Use of Proceeds

8.              General Description of the Registrant.............................Outside Front Cover Page; Summary of the
                                                                                  Offering - The Companies; The Companies

9.              Management........................................................Management of the Companies; [Use of Proceeds]

10.             Capital Stock, Long-Term Debt, and Other
                Securities........................................................Capital Accounts; Distribution Arrangements

11.             Defaults and Arrears on Senior Securities.........................Not applicable

12.             Legal Proceedings.................................................Not applicable

13.             Table of Contents of the Statement of Additional Information......Table of Contents of the Statement of Additional
                                                                                  Information (SAI)

14.             Cover Page of SAI.................................................Cover Page (SAI)

15.             Table of Contents of SAI..........................................Table of Contents (SAI)

16.             General Information and History...................................Not applicable

17.             Investment Objective and Policies.................................Investment Program; Investment Policies and
                                                                                  Practices (SAI)

18.             Management........................................................Management of the Fund; Management of the
                                                                                  Companies (SAI)

19.             Control Persons and Principal Holders of Securities...............Not applicable

20.             Investment Advisory and Other Services............................Management of the Companies (SAI)

21.             Brokerage Allocation and Other Practices..........................Brokerage

22.             Tax Status........................................................Tax Aspects

23.             Financial Statements..............................................Financial Statements

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. NO PERSON MAY SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                    Subject to Completion, Dated [o], 2003

                                  PROSPECTUS

                          ASA HEDGED EQUITY FUND LLC
                          ASA DEBT ARBITRAGE FUND LLC
                      ASA MARKET NEUTRAL EQUITY FUND LLC
                         ASA MANAGED FUTURES FUND LLC


                      Limited Liability Company Interests
                           -------------------------

          Each of ASA Hedged Equity Fund LLC, ASA Debt Arbitrage Fund LLC, ASA Market Neutral Equity Fund LLC and ASA Managed Futures Fund LLC is an Illinois limited liability company (each a "Company" and together the "Companies") registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Companies each seek to achieve capital appreciation while maintaining low correlation between each other to provide diversification opportunities for risk control.

          This Prospectus applies to the offering of units of limited liability company interest ("Interests") of the Companies. The Interests will be offered during an initial public offering period at the offering price, which is the net asset value, plus any applicable sales charge, and in a continuous offering thereafter at net asset value, plus any applicable sales charge, as described herein. Each Company has registered $50,000,000 of Interests for sale under the registration statement to which this Prospectus relates. No person who is admitted as a member of any Company (each an "Investor") will have the right to require such Company to redeem any Interests.

                                                 (continued on following page)

                           -------------------------

IF YOU PURCHASE INTERESTS OF ANY COMPANY, YOU WILL BECOME BOUND BY THE TERMS AND CONDITIONS OF THE OPERATING AGREEMENT (EACH AN "OPERATING AGREEMENT") OF SUCH COMPANY. A COPY OF THE OPERATING AGREEMENT OF EACH COMPANY IS ATTACHED AS APPENDIX B TO THIS PROSPECTUS.

INVESTMENTS IN THE COMPANIES MAY BE MADE ONLY BY "ELIGIBLE INVESTORS" AS DESCRIBED HEREIN. SEE "ELIGIBLE INVESTORS."

THE INTERESTS WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR THE INTERESTS WILL DEVELOP. THE INTERESTS ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE APPLICABLE OPERATING AGREEMENT. ALTHOUGH THE COMPANIES MAY OFFER TO REPURCHASE INTERESTS FROM TIME TO TIME, INTERESTS WILL NOT BE REDEEMABLE AT AN INVESTOR'S OPTION NOR WILL THEY BE EXCHANGEABLE FOR INTERESTS OR SHARES OF ANY OTHER COMPANY. AS A RESULT, AN INVESTOR MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS OR HER INTERESTS. SEE "REPURCHASES OF INTERESTS AND TRANSFERS." THE INTERESTS ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT.
                           -------------------------

          Investing in a Company's Interests involves a high degree of risk. See "TYPES OF INVESTMENTS AND RELATED RISKS" beginning on page [o].

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           -------------------------

                       Total Offering of        Total Offering of      Total Offering of         Total Offering of
                           ASA Hedged                ASA Debt              ASA Market               ASA Managed
                          Equity Fund            Arbitrage Fund        Neutral Equity Fund         Futures Fund
                             LLC                     LLC                      LLC                      LLC
                    ----------------------- ------------------------ ------------------------ ------------------------
Amount                   $50,000,000             $50,000,000              $50,000,000              $50,000,000
Sales Load                  [None]                  [None]                   [None]                   [None]
Proceeds                     $[o]                    $[o]                     $[o]                     $[o]

(1) [o] (the "Distributor") acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered through the Distributor and other brokers, dealers and certain financial institutions that have entered into selling agreements with the Distributor ("Selling Agents"). Interests will be sold only to investors meeting all qualifications for investment in each Company. See "Distribution Arrangements." The Distributor expects to deliver Interests purchased in the initial offering on or about [o], 2003, or such earlier or later date as the Distributor may determine. (See "Distribution Arrangements.")

                           -------------------------

                         Aspen Strategic Alliance LLC

          This Prospectus concisely provides the information that a prospective investor should know about a Company before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about each Company, including a statement of additional information ("SAI") dated [o], 2003, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Company at the address above or by calling (866) 277-3619. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page [o] of this Prospectus. The SAI, and other information about each Company, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

          You should rely only on the information contained in this Prospectus. The Companies have not authorized anyone to provide you with different information. The Companies are not making an offer of Interests in any state or other jurisdiction where the offer is not permitted.

          An investment in a Company should be considered speculative and you should invest in a Company only if you can sustain a complete loss of your investment. No guarantee or representation is made that the investment program of any Company will be successful or that any Company will achieve its investment objective.

                  THE REST OF THE PAGE IS INTENTIONALLY LEFT BLANK.

                                       TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

SUMMARY OF THE OFFERING...........................................................................................1

SUMMARY OF EXPENSES OF ASA HEDGED EQUITY FUND LLC................................................................12

SUMMARY OF EXPENSES OF ASA DEBT ARBITRAGE FUND LLC...............................................................13

SUMMARY OF EXPENSES OF ASA MARKET NEUTRAL EQUITY FUND LLC........................................................14

SUMMARY OF EXPENSES OF ASA MANAGED FUTURES FUND LLC..............................................................15

THE COMPANIES....................................................................................................16

STRUCTURE........................................................................................................16

INVESTMENT PROGRAM...............................................................................................17

         Investment Objective....................................................................................17
         Investment Process......................................................................................17
         Investment Strategy.....................................................................................18

TYPES OF INVESTMENTS AND RELATED RISKS...........................................................................20

         General.................................................................................................20
         Investment Related Risks................................................................................20
         Risks of Fund-of-Hedge Funds Structure..................................................................27

MANAGEMENT OF THE COMPANIES......................................................................................29

         Board Of Directors......................................................................................29
         Advisory Arrangement....................................................................................30
         The Portfolio Account Manager...........................................................................31
         Administrative Services.................................................................................31
         Custodian...............................................................................................31

CONFLICTS OF INTEREST............................................................................................32

         The Adviser.............................................................................................32
         The Sub-Adviser.........................................................................................33
         Participation In Investment Opportunities...............................................................33
         Other Matters...........................................................................................34

DISTRIBUTION ARRANGEMENTS........................................................................................34

         General.................................................................................................34
         Eligible Investors......................................................................................36
         Purchase Fees...........................................................................................36

REPURCHASES OF INTERESTS AND TRANSFERS...........................................................................37


                                                       iv


         No Right Of Redemption..................................................................................37
         Repurchases Of Interests................................................................................37
         Repurchase Procedures...................................................................................39
         Mandatory Redemption By Each Company....................................................................40
         Transfers of Interests..................................................................................40

CALCULATION OF NET ASSET VALUE...................................................................................41

CAPITAL ACCOUNTS.................................................................................................43

         General.................................................................................................43
         Allocation Of Net Profits And Losses....................................................................44
         Allocation Of Special Items.............................................................................44
         Reserves ...............................................................................................45
         Voting 45

BROKERAGE........................................................................................................45

TAX ASPECTS......................................................................................................46

ACCOUNTANTS AND LEGAL COUNSEL....................................................................................48

SUMMARY OF LLC AGREEMENTS........................................................................................48

         Liability Of Investors..................................................................................48
         Duty Of Care............................................................................................48
         Power Of Attorney.......................................................................................49
         Term, Dissolution And Liquidation.......................................................................49

FISCAL YEAR......................................................................................................50

         Tax Treatment Of Company Operations.....................................................................24
         Tax Consequences To A Withdrawing Investor..............................................................26
         Tax Treatment Of Company Investments....................................................................27
         Foreign Taxes...........................................................................................33
         Unrelated Business Taxable Income.......................................................................33
         Certain Issues Pertaining To Specific Exempt Organizations..............................................35
         State And Local Taxation................................................................................36

ERISA CONSIDERATIONS.............................................................................................36

                                       SUMMARY OF THE OFFERING

The Companies            Each of ASA Hedged Equity Fund LLC, ASA Debt Arbitrage Fund LLC, ASA Market
                         Neutral Equity Fund LLC and ASA Managed Futures Fund LLC is an Illinois
                         limited liability company (each a "Company" and together the "Companies")
                         registered under the Investment Company Act of 1940, as amended (the "1940
                         Act"), as a closed-end, non-diversified, management investment company.

                         The investment adviser of each Company is Aspen Strategic Alliance LLC, a registered investment adviser (the "Adviser"). As described further below, the Adviser has enlisted Guidance Capital LLC, a registered investment adviser (the "Sub-Adviser"), to serve as sub-adviser to each of the
                         Companies.

Investment               The Companies each seek to achieve capital appreciation, while maintaining
Program                  low correlation between each other to provide diversification opportunities for risk control. The Companies deploy assets within four different investment strategies, among selected groups of asset managers who may be managers of funds (in which case the Companies will invest in such funds)
                         or who may manage accounts for the Companies (each a "Portfolio Manager"
                         and together "Portfolio Managers"). Portfolio Managers generally conduct their investment programs through unregistered investment vehicles that have investors, other than a Company (collectively, the "Investment
                         Funds"). ASA Hedged Equity Fund LLC seeks to achieve long-term capital appreciation by investing with Portfolio Managers who invest primarily in equity securities, and employ short selling to enhance returns from stock selection, profit from market trends, and mitigate the risk arising from market declines.

                         ASA Debt Arbitrage Fund LLC seeks to achieve consistent returns through investing with Portfolio Managers utilizing convertible arbitrage and fixed-income arbitrage to take advantage of pricing inefficiencies.

                         ASA Market Neutral Equity Fund LLC seeks to achieve consistent returns through investing with Portfolio Managers who employ balanced long/short equity strategies to achieve returns from stock selection while shielding against movements of the broad market.

                         ASA Managed Futures Fund LLC seeks to achieve capital appreciation through investing with Portfolio Managers who trade diversified portfolios of futures in the United States and foreign markets, in an effort to capture passive risk premiums, and actively profit from anticipated trends in market prices.


                         It will be the responsibility of the Adviser (or a person or entity designated by the Adviser) to research and select the Portfolio Managers for each Company, to satisfy itself as to the suitability of the terms and conditions of the funds they manage or, where relevant, to negotiate the respective portfolio management agreements, and to allocate and reallocate the assets of each Company among Portfolio Managers. The Adviser will make its allocation decisions for each Company based on its view of the optimal mix of investment sectors and styles.

                         Each Company currently intends to invest its assets primarily in Investment
                         Funds. Each Company also may invest its assets directly pursuant to investment management agreements, granting the Portfolio Managers discretionary investment authority on a managed account basis. In addition, to facilitate the efficient investment of a Company's assets, a separate investment vehicle may be created for a Portfolio Manager in which the
                         Portfolio Manager serves as general partner or managing member and a
                         Company is the sole limited partner or the only other member. (Any arrangement in which a Company retains a Portfolio Manager to manage a separate account or separate investment vehicle for that Company is referred to as a "Portfolio Account"). Some of the investments may be made through one or more investment entities for which the Adviser, the
                         Sub-Adviser or an associated person of either may serve as the general partner, managing member, sponsor or manager.

                         Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) over the types of securities that may be owned, the types of trading strategies employed, and in some cases, the amount of leverage that can be used. Each
                         Portfolio Manager may use various investment techniques for hedging and non-hedging purposes. Portfolio Managers may sell securities short in an effort to profit from anticipated declines in prices of securities and to seek to limit exposure to a possible market decline. Portfolio Managers also may purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Prospectus, and may, from time to time, maintain significant cash positions. The use of these techniques may be an integral part of a Portfolio Manager's investment program, and involves certain risks. Each Portfolio Manager may use leverage and may invest in illiquid and restricted securities, which also entails risk. See "TYPES OF
                         INVESTMENTS AND RELATED RISK FACTORS."

                         For purposes of each Company's investment restrictions and certain investment limitations under the 1940 Act, each Company will look through the Portfolio Accounts managed by the Portfolio Managers to their underlying securities. Other Investment Funds in which the Company invests, however, are not subject to the Company's investment restrictions and, unless registered under the 1940 Act, are generally not



                                                 2

                         subject to any investment limitations under the 1940 Act. Each Company may invest in high quality fixed income securities and money market instruments or may hold cash or cash equivalents pending the investment of assets in
                         Investment Funds or to maintain the liquidity necessary to effect repurchases of Interests or for other purposes.

Board of Directors       Each Company's Board of Directors has overall responsibility for monitoring and overseeing that Company's investment program and its management and operations. The Board of Directors will carry out its oversight obligations as may be required by the 1940 Act, state law or other applicable laws or regulations. As used herein, the term "Director" is synonymous with the term "manager" within the meaning of the Illinios Limited Liability Company
                         Act. Each Investor will be deemed to have voted for the election of each initial Director. Any vacancy on the Board of Directors may be filled by the remaining Directors, except to the extent the 1940 Act requires the election of Directors by the Investors. A majority of the Directors are not
                         "interested persons" (as defined by the 1940 Act) of the Company, the
                         Adviser or the Sub-Adviser. See "MANAGEMENT OF THE FUND-- The Board of
                         Directors" and "--Voting."

The Adviser              The Adviser has been registered as an investment adviser under the Advisers
                         Act since ______. As of May 31, 2003, the Adviser and its affiliates managed in excess of $280 million of client assets.

                         Pursuant to an investment advisory agreement with each Company (each, an
                         "Investment Management Agreement"), the Adviser is responsible for developing, implementing and supervising each Company's investment program and providing day-to-day management services, as well as various administrative services, to each Company. The Adviser is authorized, subject to the approval of the Board and Investors, to retain a sub-adviser to provide any or all of the investment advisory services required to be provided by the Adviser to each Company or to assist in providing these services.

                         In consideration of services provided by the Adviser, each Company pays the
                         Adviser a fee (the "Investment Management Fee") computed and paid monthly in advance at the annual rate of 1.50% of the aggregate value of outstanding Interests of that Company determined as of the beginning of each month. A portion of the Investment Management Fee will be refunded to a Company in the event that its Investment Management Agreement is terminated at any time other than the end of a month in a pro rata amount based on the number of days remaining in the month.



                                                 3

The Sub-Adviser          Guidance Capital LLC (the "Sub-Adviser") has been retained by the Adviser to serve as a sub-adviser to each Company. The Sub-Adviser assists with the selection of Portfolio Managers for each of the Companies, and may make allocation recommendations for those Companies, subject to the general supervision of the Adviser. The Sub-Adviser is registered as an investment adviser under the Advisers Act. As of May 31, 2003, the Sub-Adviser managed in excess of $210 million of client assets. As compensation for the services provided by the Sub-Adviser, the Adviser pays the Sub-Adviser an annual fee equal to 0.50% of the aggregate value of outstanding Interests of each Company sub-advised by the Sub-Adviser. The fee paid to the
                         Sub-Adviser is paid on a monthly basis out of the Investment Management Fee received by the Adviser, and is not an expense of any Company. See
                         "MANAGEMENT OF THE COMPANIES--Advisory Arrangements."

The Portfolio            Pursuant to a separate agreement with ASA Market Neutral Equity Fund LLC,
Account Manager          QED CapitalWorks LLC, an affiliate of the Adviser ("QED"), will manage a
                         Portfolio Account for that Company (the "QED Portfolio Account"). Subject to the approval of the Board of Directors, the Adviser will allocate no more than 40% of the Company's assets to the QED Portfolio Account.

                         QED is registered under the Advisers Act. As of May 31, 2003 QED and its affiliates managed in excess of $280 million of client assets. For its services, QED will receive an annual management fee of 1.7% of the aggregate value of the outstanding Interests of ASA Market Neutral Equity
                         Fund LLC managed by QED in the QED Portfolio Account, determined as of the beginning of each month, and an incentive allocation of 15% of the net profits earned by the QED Portfolio Account.

Administrator            Each Company has retained Aspen Strategic Alliance LLC (the
                         "Administrator") to serve as its primary administrator and to provide certain administration, accounting, transfer agency and investor services.
                         Fees payable to the Administrator for these services and reimbursement for the Administrator's out-of-pocket expenses will be paid by each Company.
                         See "MANAGEMENT OF THE COMPANIES -- Administrative Services" and "--Fees
                         and Expenses."

Custodian                Each Company has retained ____________ (the "Custodian") to provide certain custodial services to that Company. Fees payable to the Custodian for these services and reimbursement for the Custodian's out-of-pocket expenses will be paid by each Company. See "MANAGEMENT OF THE COMPANIES -- Custodian" and
                         "-- Fees and Expenses."

The Offering             Each Company is offering $50,000,000 of Interests through [o] (the
                         "Distributor"), and through brokers, dealers and certain financial



                                                 4

                         institutions, that have entered into selling agreements with the
                         Distributor ("Selling Agents"). See "Distribution Arrangements." It is
                         expected that the initial offering of Interests will close on [o], 2003.
                         The Board of Directors, however, in its sole discretion, may postpone the closing date for up to 90 days. Thereafter, the Board may accept initial and additional subscriptions for Interests as of the first day of each month, or at such other times as may be determined by the Board. The minimum initial investment in a Company by an Investor is $25,000, with additional investments made in increments of $1,000. Subsequent investments must be at least $1,000. The Distributor may accept orders for any lesser amount.

Investor                 Interests are being offered only to investors who represent that they are
Qualifications           individuals or companies (other than investment companies) that have a net worth (or, in the case of individuals, a joint net worth with their spouse)
                         immediately prior to the time of purchase in excess of $1.5 million or that they meet certain other qualification requirements. Existing Investors who purchase additional Interests will be required to meet the Fund's eligibility criteria at the time of the additional purchase. Any transferee of Interests must satisfy the Fund's eligibility criteria at the time of transfer. See "REPURCHASES OF INTERESTS AND TRANSFERS-- Transfers of
                         Interests."

                         Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, each as defined in the Internal Revenue Code of 1986, as amended.

                         AN INVESTMENT IN EACH COMPANY INVOLVES SUBSTANTIAL RISKS.

                         It is possible that an investor may lose some or all of its investment.
                         Before making an investment decision, an investor should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and (ii) consider factors such as its personal net worth, income, age, risk tolerance and liquidity needs.

Investor Servicing       Each Company pays a quarterly fee to the Distributor to reimburse it for
Fee                      payments made to selling agents and/or certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in each Company that are their customers ("Investor
                         Service Providers"). This fee will be in an amount, with respect to each
                         Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the aggregate value of outstanding Interests held by
                         Investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Interests); or (ii) the Distributor's



                                                 5

                         actual payments to the Investor Service Provider. See "Investor Servicing
                         Arrangements."

Limited Liquidity        Each Company is a closed-end management investment company. Closed-end
and Transfer             funds differ from open-end management investment companies (commonly known
Restrictions             as mutual funds) in that investors in a closed-end fund, such as a Company, do not have the right to redeem their shares or interests on a daily basis.
                         Thus, Investors do not have the right to require a Company to redeem
                         Interests.

                         In addition, there is no public market for Interests and none is expected to develop. With very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by a Company, as described below. If an Investor attempts to transfer its Interest in violation of the relevant Operating Agreement, the transfer will not be permitted and will be void. An investment in a Company is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

Repurchases of           Each Company may, from time to time, offer to repurchase outstanding
Interests                Interests pursuant to written tenders by Investors. Repurchase offers will be made at such times and on such terms as may be determined by the Board of each Company in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Interests. The Adviser expects that it will recommend to each Board that each Company offer to repurchase Interests as of December 31, 2003, and thereafter, twice each year, as of June 30 and December 31.

                         If a repurchase offer is oversubscribed by Investors who tender Interests, each Company will repurchase only a pro rata portion of the Interest tendered by each Investor. In addition, an Investor who tenders for repurchase only a portion of an Interest will be required to maintain a minimum capital account balance of $5,000. Each Company has the right to reduce the portion of an Interest to be repurchased from an Investor so that the required minimum capital account balance is maintained.

                         Each Company may redeem all or part of an Interest if, among other reasons, ownership of an Interest by an Investor would cause such Company, the
                         Adviser or Sub-Adviser to be in violation of the securities, commodities or other laws of the U.S. or any other relevant jurisdiction. See "REPURCHASES
                         OF INTERESTS AND TRANSFERS--No Right of Redemption," "--Repurchases of
                         Interests" and "--Mandatory Redemption by Each Company."

Taxation                 Counsel to each Company has rendered an opinion that each Company will be treated as a partnership and not as an association taxable as a



                                                 6

                         corporation for Federal income tax purposes. Counsel to each Company has also rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, each Company will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, each Company should not be subject to Federal income tax, and each Investor will be required to report on its own annual tax return such Investor's distributive share of each Company's taxable income or loss.

                         If it were determined that a Company should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to that Company or otherwise), the taxable income of that Company would be subject to corporate income tax and any distributions of profits from that Company would be treated as dividends. See "TAX TREATMENT."

ERISA Plans And          Because each Company and the Investment Funds may use leverage, investors
Other                    subject to the Employee Retirement Income Security Act of 1974, as amended
Tax-Exempt               ("ERISA") and other tax-exempt investors may incur income tax liability to
Entities                 the extent a Company's transactions are treated as giving rise to unrelated business taxable income. The Companies are not designed for investment by charitable remainder trusts and, therefore, such trusts may not purchase
                         Interests. See "TAX TREATMENT."

Types of                 An investment in a Company involves significant risks. The following
Investments and          considerations should be carefully evaluated before making an investment in
Related Risks            any of the Companies:

                                   Achievement of the Companies' Investment Goal and Objective. No
                         assurance can be given that any Company will achieve its goal of providing investors with the investment benefits of a variety of money managers while seeking to lessen the risks associated with any one money manager. In addition, no assurance can be given that any Company will achieve its investment objective of long-term growth of capital with reduced volatility.

                                   General Trading Risks. Substantial risks, including market risks, are involved in trading in U.S. and foreign government securities, corporate securities, commodity and financial futures, options and the various other financial instruments and investments in which the Portfolio
                         Managers will trade. Substantial risks are also involved in borrowing and lending against such investments. The prices of these investments are volatile, market movements are difficult to predict and financing sources and related interest and exchange rates are subject to rapid change. One or more markets in which the Portfolio Managers will trade may move against the positions held by them, thereby causing substantial losses.



                                                 7

                                   Non-Diversification. Although the Adviser seeks to obtain
                         diversification by investing with a number of different Portfolio Managers, each Company is classified as "non-diversified" under the 1940 Act, and it is possible that several Portfolio Managers in any Company may take substantial positions in the same security or group of securities at the same time. This lack of diversification may subject the investments of such
                         Company to more rapid change in value than would be the case if the assets of the Company were more widely diversified.

                                   Activities of Portfolio Managers. The Adviser will have no control over the day-to-day operations of any of the selected Portfolio
                         Managers. As a result, there can be no assurance that every Portfolio
                         Manager engaged by a Company will invest on the basis expected by the
                         Adviser.

                                   Lack of Operating History. Each Company is a newly formed entity that does not have any operating history that investors can use to evaluate its investment performance. Further, some of the Portfolio Managers with whom a Company may invest have limited track records. Although the principals of the Adviser have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, a Company's investment program should be evaluated on the basis that there can be no assurance that the
                         Adviser's assessments of Portfolio Managers, and in turn its assessments of the short-term or long-term prospects of investments, will prove accurate.

                                   Leverage; Short Sales; Options. The Portfolio Managers to which a
                         Company allocates its funds may employ leverage, may engage in the "short selling" of securities and may write or purchase options. While the use of borrowed funds and "short sales" can substantially improve the return on invested capital, their use may also increase any adverse impact to which the investments of such Company may be subject. Selling securities short, while often used to hedge investments, does run the risk of losing an amount greater than the initial investment in a relatively short period of time. A short sale involves the risk of a theoretically unlimited increase in the market price of the particular investment sold short, which could result in an inability to cover the short position and a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase. The writing or purchasing of an option also runs the risk of losing the entire investment or of causing significant losses to a Company in a relatively short period of time.

                                   Illiquidity. Because of the limitation on withdrawal rights and the fact that limited liability company interests are not tradable, and furthermore, due to the fact that a Company may invest with Portfolio



                                                 8

                         Managers who do not permit frequent withdrawals, an investment in a Company is a relatively illiquid investment and involves a high degree of risk.

                                   The Adviser may invest in investment partnerships or other investment entities which may not allow withdrawals or redemptions for significant periods of time, especially if such investments are in illiquid instruments.

                                   A subscription for limited liability company interests should be considered only by persons financially able to maintain their investment and who can afford a substantial loss of their investment.

                                   Futures. Futures prices are highly volatile, with price movements being influenced by a multitude of factors such as supply and demand relationships, government trade, fiscal, monetary and exchange control policies, political and economic events and emotions in the marketplace.
                         Futures trading is also highly leveraged. Further, futures trading may be illiquid as a result of daily limits on movements of prices. Finally, a
                         Company's futures trading could be adversely affected by speculative position limits. ASA Hedged Equity Fund LLC and ASA Market Neutral Equity
                         Fund LLC may only use futures for hedging purposes.

                                   Fixed-Income Securities. Portfolio Managers may invest in
                         fixed-income securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations.
                         Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Fixed
                         Income Securities."

                                   High Yield Securities. The Portfolio Managers retained by a
                         Company may invest in "high yield" bonds and preferred securities that are rated below investment grade by the established rating services (Ba or lower by Moody's Investors, Service, Inc. ("Moody's"), BB or lower by
                         Standard & Poor's Rating Services ("Standard & Poor's") or BB or lower by
                         Fitch, Inc. ("Fitch") or, if unrated, are considered by the Portfolio
                         Manager to be of comparable quality. Such securities involve a greater risk of default than higher rated instruments. See "TYPES OF INVESTMENTS AND
                         RELATED RISK FACTORS--High Yield Securities."

                                   Distressed Securities. The Portfolio Managers retained by a
                         Company may also invest in distressed securities, which are securities



                                                 9

                         issued by companies that are involved in bankruptcy or insolvency proceedings or experiencing other financial difficulties at the time of acquisition by an Investment Fund, or are rated in the lowest rating categories (Ca or lower by Moody's, CC or lower by Standard & Poor's or BB or lower by Fitch or, if unrated, are considered by the Portfolio Manager to be of comparable quality). The performance of investments in distressed securities may be adversely affected to a greater extent by specific economic developments affecting an issuer, or by a general economic downturn, than investment in securities of issuers not facing such difficulties. See "TYPES OF INVESTMENTS AND RELATED RISK
                         FACTORS--Distressed Securities."

                                   Convertible Securities. Portfolio Managers may invest in
                         convertible secutities, which are subject to the risks inherent both in debt and equity investments, including adverse fluctuations in stock prices, and bankruptcy or default of the issuer. Portfolio Managers may hedge the risks inherent in the purchase of convertible securities through a combination of a short sale of the underlying common stock, the sale of straight debt of the issuer, the purchase or sale of options on common stock, the short sale of treasury bonds or treasury options and/or the use of futures. In addition, a hedged portfolio will be leveraged with debt provided by brokers.

                                   Each Portfolio Manager's hedging strategies may be intended to reduce such risks, but there can be no assurance that it will be successful in doing so. These hedging strategies have inherent risks of their own and may not perform as anticipated. Also, the risks inherent in each Company's portfolio will be magnified through the use of leverage.

                                   Sm1all Cap Stocks. At any given time, a Company may have
                         significant investments in smaller-to medium-sized companies of a less seasoned nature whose securities are traded in the over-the-counter market.
                         These "secondary" securities often involve significantly greater risks than the securities of larger, better-known companies. See "TYPES OF INVESTMENTS
                         AND RELATED RISKS--Small Cap Stocks."

                                   In addition to the foregoing, each Company may be required to pay an incentive fee or allocation to the Portfolio Managers who make a profit for such Company in a particular fiscal year even though the Company may in the aggregate incur a net loss for such fiscal year.

                                   Unrelated Business Taxable Income for Certain Tax-Exempt
                         Investors. Pension and profit-sharing plans, Keogh plans, individual retirement accounts and other tax-exempt investors may realize "unrelated business taxable income" as a result of an investment in a Company since such Company may allocate funds to Portfolio Managers who employ leverage or margin. See "TAX TREATMENT." Any tax-



                                                 10

                         exempt investor should consult its own tax advisor with respect to the effect of an investment in a Company on its own tax situation.

                                   Potential Conflicts of Interest. The Adviser and its members, officers, affiliates and/or employees may have other clients, establish other client relationships (including funds and managed accounts) and give advice or take action with respect to such other clients that differs from the advice given with respect to a Company, as well as trade for their own accounts. Similarly, the Portfolio Managers may serve as investment managers for other clients and invest for their own accounts, and such other clients may have investments in the same or similar securities or use the same or similar strategies as a Company. As a result of the foregoing, the Adviser and the Portfolio Managers (and their respective principals, officers, affiliates and employees) may have conflicts of interest in allocating their time and activity between the Companies and other clients and in allocating investments among the Companies and other clients, including ones in which the Adviser or the Portfolio Managers (and their respective affiliates) may have a greater financial interest. See
                         "CONFLICTS OF INTEREST."

                                   THE FOREGOING LIST DOES NOT PURPORT TO BE A COMPLETE EXPLANATION
                         OF THE RISKS INVOLVED IN THIS OFFERING. PROSPECTIVE INVESTORS SHOULD READ
                         THE ENTIRE PROSPECTUS BEFORE DETERMINING TO INVEST IN ANY OF THE COMPANIES.

               SUMMARY OF EXPENSES OF ASA HEDGED EQUITY FUND LLC

          The following table illustrates the expenses and fees that ASA Hedged Equity Fund LLC expects to incur and that investors can expect to bear.

Investor Transaction Expenses
     Maximum Sales Load (as a percentage of offering price)..............................     None
     Repurchase Fee (as percentage of value of Interest repurchased).....................     None
     Organizational and Offering Expense Fee (as a percentage of offering price).........     0.25%

Annual Expenses (as a percentage of net assets attributable to Interests)
     Investment Management Fee...........................................................     1.50%
     Other Expenses......................................................................         % (1)
     Total Annual Expenses...............................................................         %

(1) Reflects all expected ordinary operating expenses other than the Investment Management Fee. See "Management of the Companies -- Fees and Expenses." It does not reflect organizational and offering expenses, which will be borne initially by the Adviser but ultimately funded by means of the Organizational and Offering Expense Fee charged to all Investors at the time of their initial subscription. When the Adviser has recouped the amount that it paid in Organizational and Offering expenses, Investors will no longer be charged the Fee.

          The purpose of the table above is to assist prospective investors in understanding the various costs and expenses investors in ASA Hedged Equity Fund LLC will bear directly or indirectly. "Other Expenses," as shown above, is an estimate, assuming net assets of $50 million. For a more complete description of the various costs and expenses of the Company, see "Management of the Companies -- Fees and Expenses." In addition to the costs and expenses that investors in ASA Hedged Equity Fund LLC will bear directly or indirectly, ASA Hedged Equity Fund LLC will bear costs and expenses as an investor in Investment Funds, and will also bear costs and expenses in connection with the maintenance of Portfolio Accounts, which are not reflected in the table and will reduce ASA Hedged Equity Fund LLC's investment returns.

                                                                           EXAMPLE 1

                                              1 YEAR          3 YEARS          5 YEARS               10 YEARS
                                             --------        ---------        ---------             ----------
An investor would pay the following              $               $                $                     $
expenses on a $1,000 investment,
assuming a 5% annual return:
                                                                           EXAMPLE 2

                                              1 YEAR          3 YEARS          5 YEARS               10 YEARS
                                             --------        ---------        ---------             ----------
An investor would pay the following              $               $                $                     $
expenses on a $25,000 investment,
assuming a 5% annual return:


THE EXAMPLES ABOVE ARE BASED ON THE FEES AND EXPENSES SET FORTH ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN ASSUMED IN THE EXAMPLES.

              SUMMARY OF EXPENSES OF ASA DEBT ARBITRAGE FUND LLC

          The following table illustrates the expenses and fees that ASA Debt Arbitrage Fund LLC expects to incur and that investors can expect to bear.

Investor Transaction Expenses
     Maximum Sales Load (as a percentage of offering price)..............................     None
     Repurchase Fee (as percentage of value of Interest repurchased).....................     None
     Organizational and Offering Expense Fee (as a percentage of offering price).........     0.25%

Annual Expenses (as a percentage of net assets attributable to Interests)
     Investment Management Fee...........................................................     1.50%
     Other Expenses......................................................................         % (1)
     Total Annual Expenses...............................................................         %

(1) Reflects all expected ordinary operating expenses other than the Investment Management Fee. It does not reflect organizational and offering expenses, which will be borne initially by the Adviser but ultimately funded by means of the Organizational and Offering Expense Fee charged to all Investors at the time of their initial subscription. When the Adviser has recouped the amount that it paid in Organizational and Offering expenses, Investors will no longer be charged the Fee. See "Management of the Companies -- Fees and Expenses."

          The purpose of the table above is to assist prospective investors in understanding the various costs and expenses investors in ASA Debt Arbitrage Fund LLC will bear directly or indirectly. "Other Expenses," as shown above, is an estimate, assuming net assets of $50 million. For a more complete description of the various costs and expenses of the Company, see "Management of the Companies -- Fees and Expenses." In addition to the costs and expenses that investors in ASA Debt Arbitrage Fund LLC will bear directly or indirectly, ASA Debt Arbitrage Fund LLC will bear costs and expenses as an investor in Investment Funds, and will also bear costs and expenses in connection with the maintenance of Portfolio Accounts, which are not reflected in the table and will reduce ASA Debt Arbitrage Fund LLC's investment returns.

                                                                       EXAMPLE 1

                                              1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                             --------        ---------        ---------         ----------
An investor would pay the following             $              $                $                  $
expenses on a $1,000 investment, assuming
a 5% annual return:
                                                                       EXAMPLE 2

                                              1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                             --------        ---------        ---------         ----------
An investor would pay the following             $              $                $                  $
expenses on a $25,000 investment,
assuming a 5% annual return:

THE EXAMPLES ABOVE ARE BASED ON THE FEES AND EXPENSES SET FORTH ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN ASSUMED IN THE EXAMPLES.

           SUMMARY OF EXPENSES OF ASA MARKET NEUTRAL EQUITY FUND LLC

          The following table illustrates the expenses and fees that ASA Market Neutral Equity Fund LLC expects to incur and that investors can expect to bear.

Investor Transaction Expenses
     Maximum Sales Load (as a percentage of offering price)..............................       None
     Repurchase Fee (as percentage of value of Interest repurchased).....................       None
     Organizational and Offering Expense Fee (as a percentage of offering price).........       0.25%

Annual Expenses (as a percentage of net assets attributable to Interests)
     Investment Management Fee...........................................................       1.50%
     Other Expenses......................................................................           % (1)
     Total Annual Expenses...............................................................           %

(1) Reflects all expected ordinary operating expenses other than the Investment Management Fee. It does not reflect organizational and offering expenses, which will be borne initially by the Adviser but ultimately funded by means of the Organizational and Offering Expense Fee charged to all Investors at the time of their initial subscription. When the Adviser has recouped the amount that it paid in Organizational and Offering expenses, Investors will no longer be charged the Fee. See "Management of the Companies -- Fees and Expenses."

          The purpose of the table above is to assist prospective investors in understanding the various costs and expenses investors in ASA Market Neutral Equity Fund LLC will bear directly or indirectly. "Other Expenses," as shown above, is an estimate, assuming net assets of $50 million. For a more complete description of the various costs and expenses of the Company, see "Management of the Companies -- Fees and Expenses." In addition to the costs and expenses that investors in ASA Market Neutral Equity Fund LLC will bear directly or indirectly, ASA Market Neutral Equity Fund LLC will bear costs and expenses as an investor in Investment Funds, and will also bear costs and expenses in connection with the maintenance of Portfolio Accounts, which are not reflected in the table and will reduce ASA Market Neutral Equity Fund LLC's investment returns.

                                                                            EXAMPLE 1

                                                  1 YEAR          3 YEARS         5 YEARS             10 YEARS
                                                 --------        ---------        ---------          ----------
An investor would pay the following expenses        $               $                $                    $
on a $1,000 investment, assuming a 5% annual
return:
                                                                            EXAMPLE 2

                                                  1 YEAR          3 YEARS         5 YEARS             10 YEARS
                                                 --------        ---------        ---------          ----------
An investor would pay the following expenses        $               $                $                    $
on a $25,000 investment, assuming a 5%
annual return:

THE EXAMPLES ABOVE ARE BASED ON THE FEES AND EXPENSES SET FORTH ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN ASSUMED IN THE EXAMPLES.

              SUMMARY OF EXPENSES OF ASA MANAGED FUTURES FUND LLC

          The following table illustrates the expenses and fees that ASA Managed Futures Fund LLC expects to incur and that investors can expect to bear.

Investor Transaction Expenses
     Maximum Sales Load (as a percentage of offering price)..............................         None
     Repurchase Fee (as percentage of value of Interest repurchased).....................         None
     Organizational and Offering Expense Fee (as a percentage of offering price).........         0.25%

Annual Expenses (as a percentage of net assets attributable to Interests)
     Investment Management Fee...........................................................         1.50%
     Other Expenses......................................................................             % (1)
     Total Annual Expenses...............................................................             %

(1) Reflects all expected ordinary operating expenses other than the Investment Management Fee. It does not reflect organizational and offering expenses, which will be borne initially by the Adviser but ultimately funded by means of the Organizational and Offering Expense Fee charged to all Investors at the time of their initial subscription. When the Adviser has recouped the amount that it paid in Organizational and Offering expenses, Investors will no longer be charged the Fee. See "Management of the Companies -- Fees and Expenses."

          The purpose of the table above is to assist prospective investors in understanding the various costs and expenses investors in ASA Managed Futures Fund LLC will bear directly or indirectly. "Other Expenses," as shown above, is an estimate, assuming net assets of $50 million. For a more complete description of the various costs and expenses of the Company, see "Management of the Companies -- Fees and Expenses." In addition to the costs and expenses that investors in ASA Managed Futures Fund LLC will bear directly or indirectly, ASA Managed Futures Fund LLC will bear costs and expenses as an investor in Investment Funds, and will also bear costs and expenses in connection with the maintenance of Portfolio Accounts, which are not reflected in the table and will reduce ASA Managed Futures Fund LLC's investment returns.

                                                                         EXAMPLE 1

                                                 1 YEAR        3 YEARS         5 YEARS          10 YEARS
                                                --------      ---------       ---------        ----------
An investor would pay the following expenses        $             $               $                 $
on a $1,000 investment, assuming a 5% annual
return:
                                                                         EXAMPLE 2

                                                 1 YEAR        3 YEARS         5 YEARS          10 YEARS
                                                --------      ---------       ---------        ----------
An investor would pay the following expenses        $             $               $                 $
on a $25,000 investment, assuming a 5%
annual return:


THE EXAMPLES ABOVE ARE BASED ON THE FEES AND EXPENSES SET FORTH ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN ASSUMED IN THE EXAMPLES.

                                 THE COMPANIES

          Each of ASA Hedged Equity Fund LLC, ASA Debt Arbitrage Fund LLC, ASA Market Neutral Equity Fund LLC and ASA Managed Futures Fund LLC (each a "Company" and together the "Companies") is an Illinois limited liability company registered under the Investment Company of 1940, as amended (the "1940 Act") as a non-diversified, closed-end, management investment company. Aspen Strategic Alliance LLC, a Delaware limited liability company and a registered investment adviser, is the investment adviser of each of the Companies (the "Adviser"). As described further below, the Adviser has enlisted Guidance Capital LLC, a registered investment adviser (the "Sub-Adviser") to serve as sub-adviser to each Company.

                                USE OF PROCEEDS

          Each Company will invest the net proceeds of the offering in accordance with its investment objective, investment policies and principal strategies as soon as practicable after the closing of the initial offering of Interests. Based on current market conditions, the Adviser expects that each Company will be fully invested within three months. Pending full investment of the proceeds of the offering in Investment Funds or though Portfolio Accounts, the proceeds of the offering will be invested in short-term, high quality debt securities.


                                   STRUCTURE

          Each Company is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that may be leveraged, managed aggressively and offered in large minimum denominations, often over $1 million, through private placements to a limited number of high net worth individual and institutional investors. The general partners or managing members of these entities are typically compensated through asset-based fees and incentive-based allocations. Closed-end investment companies are 1940 Act-registered pools typically organized as corporations or business trusts that are usually managed more conservatively than most private investment funds, subject to relatively modest minimum investment requirements (often less than $2,000), and publicly offered to a broad range of investors. The advisers to these companies typically are compensated through asset-based, but not incentive-based, fees.

          Each Company is similar to unregistered private investment funds in that (i) its underlying portfolio may be more aggressively managed than other investment companies, (ii) interests in each Company will be sold in comparatively large minimum denominations solely to high net worth individual and institutional investors and will be restricted as to transfer and (iii) the Investors' capital accounts in each Company will be subject to asset-based fees and, indirectly through the Investment Funds, incentive-based allocations.

          Each Company is a "fund of funds" that enables Investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. Each Company provides the benefits of a professional selection of asset managers, professional asset allocation and the opportunity to invest with asset managers whose services may not generally be available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Adviser expects that by allocating each Company's assets for investment among multiple Portfolio Managers, the Companies may reduce the volatility inherent in a direct investment with any single Portfolio Manager.

          Purchase of a limited liability company interest in any of the Companies may be deemed to be a speculative investment and is not intended as a complete investment program. Investment in the Companies is designed only for sophisticated persons who are able to bear a substantial loss of their investment in the Companies.


                              INVESTMENT PROGRAM

Investment Objective

          The Companies each seek to achieve capital appreciation, while maintaining low correlation between each other to provide diversification opportunities for risk control. The Companies deploy assets within four different investment strategies, among selected groups of Portfolio Managers who may be managers of funds (in which case the Companies will invest in such funds) or who may manage accounts for the Companies.

Investment Process

          It will be the responsibility of the Adviser (or a person or entity designated by it) to research and select the Portfolio Managers for each Company, to satisfy itself as to the suitability of the terms and conditions of the funds they manage or, where relevant, to negotiate the respective portfolio management agreements and to allocate and reallocate the assets of each Company among Portfolio Managers. The Adviser will make its allocation decisions for each Company based on its view of the optimal mix of investment sectors and styles.

          The Adviser will use a specific set of guidelines for selecting the underlying Portfolio Managers to be included in each Company's portfolio.

          The principal driver of portfolio construction for each Company is the relative skill of the Portfolio Managers being considered in research, trading, risk management and organization building, with integrity of the individual(s) managing the hedge fund as the paramount consideration. The Adviser also evaluates the individual Portfolio Manager's motivation, record of achievement, personal capital committed to the fund and willingness to dilute personal equity to grow the business. Additional factors include the existence of a strong partner with equity in the firm, quality infrastructure and administrative support, and sufficient exposure throughout the industry of the individual Portfolio Manager(s) to enable the Adviser to solicit opinions about the Portfolio Manager through the Adviser's network of investment advisers. These guidelines will be applied flexibly and on a case-by-case basis, with a qualitative decision made on the basis of weighing the different factors.

          The Adviser reserves the right to alter or modify the investment strategies of each Company in light of available investment opportunities or to take advantage of changing market conditions, where the Adviser concludes that such alterations or modifications are consistent with the goal of maximizing returns to investors.

          The Adviser generally will allocate no more than 40% of a Company's assets to any Investment Fund. Each Company either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 5% of the Investment Fund's voting securities. Each Company may invest a majority of its assets in non-voting securities of Investment Funds.

          The Adviser will regularly evaluate each Portfolio Manager to determine whether its investment program is consistent with a Company's investment objective and whether its investment performance is satisfactory. The Adviser may reallocate a Company's assets among the Portfolio Managers, terminate existing Portfolio Managers and select additional Portfolio Managers, subject to the condition that selection of a Portfolio Manager of a Portfolio Account requires approval of the Board, including a majority of Directors who are not "interested persons" as defined by the 1940 Act of the relevant Company or the Adviser, and also requires approval of a majority (as defined in the 1940 Act) of a Company's outstanding voting securities, unless the company receives an exemption from certain provisions of the 1940 Act.

Investment Strategy

          The investment objective and strategies of each Company are summarized below:

     ASA Hedged Equity Fund LLC

          Hedged equity strategies involve investing primarily in stocks, simultaneously buying long positions in certain securities and selling short positions in others. Short selling hedges market risk of the long positions, while also allowing the Portfolio Manager to capture profits from positions expected to decline in value. Hedged equity strategies are directional in nature in that the amount of investing long and short are not necessarily equal, thereby resulting in some net exposure to the overall market. Market exposure may be adjusted over time by varying the levels of buying and short selling, allowing the Portfolio Manager to seek to profit from anticipated trends in general market prices. The Company will in general seek to invest with Portfolio Managers who maintain a net long exposure to the market and utilize modest, if any, leverage.

     ASA Debt Arbitrage Fund LLC

          This Company's primary strategy will involve investment of all or substantially all of its assets with Portfolio Managers utilizing the convertible arbitrage and fixed-income arbitrage strategies described below. Convertible arbitrage typically involves establishing a long position in a convertible security (usually preferred stock or bonds) and a partially offsetting short position in the security into which the convertible security is convertible (usually common stock of the issuer). From time to time, derivatives such as stock options (long or short) may be substituted for parts of the trade. By hedging, the arbitrageur may relinquish some of the upside potential of the long position in order to (a) protect the long position in the event of a price decline, and (b) profit from a possible convergence of prices between long and short sides of the position. Fixed-income arbitrage attempts to profit from inefficient pricing of sophisticated fixed income securities. These securities typically trade at a discount to instruments which are otherwise similar in maturity, yield and creditworthiness. The strategy typically involves buying these sophisticated fixed income instruments and using various hedges (including futures) to reduce interest rate risk, market risk, credit risk, call and redemption risk and other risks related to fixed income instruments.

     ASA Market Neutral Equity Fund LLC

          This Company will invest with a subset of hedged equity Portfolio Managers who utilize balanced long/short strategies to fully neutralize, to the extent possible, exposure to the broad markets. Market neutrality may be achieved either by balancing the beta (that is, the volatility) of the long portfolio against the beta of the short portfolio ("beta neutrality"), or by investing equal dollar amounts both long and short at all times ("cash neutrality"). In addition, balanced long/short managers may seek to neutralize other factors such as market capitalization bias, industry exposures, and value/growth tilts. The principal source of returns from these strategies is pure stock selection, obtained through purchasing securities believed to be undervalued and shorting those believed to be overvalued. Portfolio Managers may also utilize equity options to obtain market neutrality. The Company will in general seek to invest with Portfolio Managers who do use little or no leverage in their investment process.

     ASA Managed Futures Fund LLC

          This Company will attempt to achieve growth in capital through investments with Portfolio Managers who engage in speculative trading in the futures markets, options on commodity futures contracts and forward contracts. Portfolio Managers may trade diversified portfolios of futures in U.S. and non-U.S. markets in an effort to capture passive risk premiums, and actively profit from anticipated trends in market prices. Portfolio Managers may rely on either technical or fundamental analysis or a combination thereof in making trading decisions and attempting to identify price trends. Portfolio Managers will attempt to structure a diversified portfolio of liquid futures contracts including but not limited to stock index, interest rate, metals, energy and agricultural futures markets.

          Until investments of the type described above are made, the Adviser may temporarily invest each Company's available monies in securities or financial instruments such as certificates of deposit, money market funds or other cash equivalents.

          Each Company has the authority to borrow and will do so primarily to fund investments with Portfolio Managers until Investor subscriptions are received or to pay withdrawals which would otherwise result in the premature liquidation of investments. Generally, such borrowing will be limited to 25% of each Company's net asset value at the time of the borrowing. In addition, Portfolio Managers are permitted to borrow.

          EACH COMPANY MAY BE DEEMED TO BE A SPECULATIVE INVESTMENT AND IS NOT INTENDED AS A COMPLETE INVESTMENT PROGRAM. EACH IS DESIGNED ONLY FOR SOPHISTICATED PERSONS WHO ARE ABLE TO BEAR THE RISK OF AN INVESTMENT IN THE COMPANIES. THERE CAN BE NO ASSURANCE THAT THE COMPANIES WILL ACHIEVE THEIR INVESTMENT OBJECTIVES.


                    TYPES OF INVESTMENTS AND RELATED RISKS

General

          Discussed below are the investments generally made by the Portfolio Managers and the principal risks associated with those investments. The risk to an Investment Fund managed by a Portfolio Manager will, in turn, have an effect on a Company. The value of a Company's total net assets may be expected to fluctuate in response to fluctuations in the value of the Investment Funds in which it invests. To the extent that the portfolio of a Portfolio Manager is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision made by the Portfolio Manager is increased. A Portfolio Manager's use of leverage is likely to cause the value of an Investment Fund it manages to appreciate or depreciate at a greater rate than if the Portfolio Manager did not use leverage. Each individual trading strategy to which a Company allocates capital will involve a different set of complex risks, many of which are not disclosed in this Prospectus.

Investment Related Risks

          General Economic and Market Conditions. The success of a Company's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and liquidity of a Company's investments. Unexpected volatility or liquidity could impair a Company's profitability or result in its suffering losses.

          Market Risk. Market risk is the risk of potential adverse changes to the value of financial instruments and their derivatives because of changes in market conditions such as interest and currency-rate movements and volatility in commodity or security prices. Each trading strategy utilized by a Company, even one that is "market neutral" or "non-directional," involves some, and occasionally a significant degree of, market risk. The profitability of the Investment Funds, and, consequently, each Company, depends, in part, upon the Portfolio Managers correctly assessing future price movements of securities and other financial instruments. A Company cannot assure any Investor that the Adviser, Sub-Adviser or Portfolio Managers will accurately predict these price movements.

          Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which an Investment Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. An Investment Fund is also subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

          Risks of Securities Activities. All securities investing and trading activities risk the loss of capital. Although the Adviser will attempt to moderate these risks, no assurance can be given that a Company's investment activities will be successful or that Investors will not suffer losses. Following below are some of the more significant risks associated with the Portfolio Managers' styles of investing:

          Non-Diversified Status. Each Company is a "non-diversified" investment company for purposes of the 1940 Act, which means that a Company is subject to no percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. It is possible that several Portfolio Managers in any Company may take substantial positions in the same security or group of securities at the same time. This lack of diversification may subject the investments of such Company to more rapid change in value than would be the case if the assets of the Company were more widely diversified.

          Equity Securities. Portfolio Managers' investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Managers also may invest in depository receipts or shares relating to foreign securities. See "Foreign Securities." Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, and these fluctuations can be pronounced. Portfolio Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Portfolio Managers may purchase securities in all available securities trading markets.

          Bonds and Other Fixed Income Securities. Portfolio Managers may invest in bonds and other fixed-income securities, both domestic and foreign. Portfolio Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed-income securities include, among other securities: bonds, notes and debentures issued by domestic and foreign corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government securities") or by a foreign government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (that is, credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (that is, market risk). Fixed-income securities are also subject to the risk that an issuer may call an instrument for redemption before it matures (that is, call and redemption risk). If that happens, a Portfolio Manager may be forced to reinvest the proceeds in lower yielding instruments. The prices of bonds generally increase when interest rates decline and decrease when interest rates rise. Longer term securities are more sensitive to interest rate changes than shorter term securities.

          Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their debt characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

          The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a debt security.

          A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Company's ability to achieve its investment objective.

          High Yield Securities. Portfolio Managers may invest in both investment grade and non-investment grade or "high yield" bonds and preferred securities. High yield bonds and preferred securities are those rated below investment grade by the established rating services (Ba or lower by Moody's, BB or lower by Standard & Poor's or BB or lower by Fitch or, if unrated, are considered by the Portfolio Manager to be of comparable quality. Such securities in the lower rating categories are subject to greater risk of loss of principal and interest than higher-rated securities and are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. The market for lower-rated securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower-rated securities.

          Distressed Securities. Distressed securities are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by an Investment Fund or are rated in the lowest rating categories (Ca or lower by Moody's, CC or lower by Standard & Poor's or BB or lower by Fitch or, if unrated, are considered by the Portfolio Manager to be of comparable quality). The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies' securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. An Investment Fund's investment in any instrument is subject to no minimum credit standard and a significant portion of the obligations and preferred stock in which an Investment Fund may invest may be less than investment grade, which may result in a Company's experiencing greater risks than it would if investing in higher rated instruments.

          Leverage. Some or all of the Portfolio Managers may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. Each Company may also borrow money in connection with its investment activities, for cash management purposes, to fund the repurchase of Interests or for temporary or emergency purposes.

          Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease the return on an Investment Fund if the Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Investment Funds. In the event that an Investment Fund's equity or debt instruments decline in value, the Investment Fund could be subject to a "margin call" or "collateral call," under which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Portfolio Manager may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This requirement means that the value of the investment company's total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). This limit does not apply to Investment Funds so that a Company's portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Interests may be great.

          In seeking "leveraged" market exposure in certain investments and in attempting to increase overall returns, a Portfolio Manager may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and may, in some cases, involve significant risks of loss.

          Short Sales. A Portfolio Manager may attempt to limit an Investment Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged. A Portfolio Manager may also use short sales for non-hedging purposes to pursue its investment objectives if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on an Investment Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. No assurance can be given that securities necessary to cover an Investment Fund's short position will be available for purchase.

          An Investment Fund may make "short sales against-the-box," in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

          Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund's simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of an Investment Fund's investment portfolio.

          Options and Futures. The Adviser and the Portfolio Managers may utilize options and futures contracts and so-called "synthetic" options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Company or an Investment Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Adviser or a Portfolio Manager may have difficulty closing out its position. Over-the-counter options also may include options on baskets of specific securities.

          The Adviser or the Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing the investment objectives of Investment Funds. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

          The Adviser or a Portfolio Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, a Company or the Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

          Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate, or a Company or an Investment Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").

          Engaging in transactions in futures contracts involves risk of loss to a Company or Investment Fund that could adversely affect the value of a Company's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting a Company or the Investment Funds to substantial losses. Successful use of futures also is subject to the Adviser's or a Portfolio Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract. Currently, ASA Hedged Equity Fund LLC and ASA Market Neutral Equity Fund LLC may use futures for hedging purposes only.

          Positions of the SEC and its staff may require a Portfolio Manager to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of these assets will have the effect of limiting the Portfolio Manager's ability otherwise to invest those assets.

          When a Company makes an indirect investment in an Investment Fund by investing in a structured note, swap or other contract intended to pay a return equal to the total return of such Investment Fund, such investment by a Company may be subject to certain of the additional regulations that may be applicable to these types of specialized instruments. Futures and options transactions by each Company must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Each Company intends to conduct its operations in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974 (the "Commodity Exchange Act") in order to avoid regulation by the CFTC as a commodity pool.

          Call and Put Options on Securities Indices. The Adviser or the Portfolio Managers may purchase and sell on behalf of a Company or Investment Funds call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of each Company or the Investment Funds. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indexes will be subject to the Adviser's or the Portfolio Managers' ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks.

          Restricted and Illiquid Investments. Although the Adviser anticipates that most Investment Funds will invest primarily in publicly traded securities, they may invest a portion of the value of their total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

          When registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Manager may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, an Investment Fund might obtain a less favorable price than the price that prevailed when the Investment Fund decided to sell. For Portfolio Accounts, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Directors. Portfolio Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

          Each Company's interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. A Company's ability to liquidate an interest and withdraw from an Investment Fund will likely be limited. The liquidity of these Investment Funds' interests may adversely affect a Company were it to have to sell interests at an inopportune time.

Risks of Fund-of-Hedge Funds Structure

          The Investment Funds generally will not be registered as investment companies under the 1940 Act. Each Company, as an investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Adviser will receive information from each Portfolio Manager regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser. The performance of each Company depends on the success of the Adviser in selecting Investment Funds for investment by each Company and the allocation and reallocation of Company assets among those Funds.

          For each Company to complete its tax reporting requirements and to provide an audited annual report to Investors, it must receive timely information from the Portfolio Managers. A Portfolio Manager's delay in providing this information could delay a Company's preparation of tax information for investors, which could require Investors to seek extensions on the time to file their tax returns, or could delay the preparation of a Company's annual report.

          An Investor in a Company meeting the eligibility conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by a Company, could invest directly with the Portfolio Managers. By investing in the Investment Funds indirectly through a Company, an Investor bears a portion of the Adviser's Investment Management Fee and other expenses of a Company, and also indirectly bears a portion of the asset-based fees, incentive allocations and other expenses borne by that Company as an investor in the Investment Funds.

          Each Portfolio Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and that Company generally. As a result, a Portfolio Manager with positive performance may receive compensation from a Company, and indirectly from Investors, even if a Company's overall returns are negative. Investment decisions of the Investment Funds are made by the Portfolio Managers independently of each other so that, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Investment Fund. Transactions of this sort could result in a Company's directly or indirectly incurring certain transaction costs without accomplishing any net investment result. Because a Company may make additional investments in or withdrawals from Investment Funds only at certain times according to limitations set forth in the governing documents of the Investment Funds, a Company from time to time may have to invest some of its assets temporarily in money market securities or money market funds.

          Investment Funds may permit or require that redemptions of interests be made in kind. Upon its withdrawal of all or a portion of its interest in an Investment Fund, a Company may receive securities that are illiquid or difficult to value. In such a case, the Adviser would seek to cause a Company to dispose of these securities in a manner that is in the best interests of a Company. A Company may not be able to withdraw from an Investment Fund except at certain designated times, limiting the ability of the Adviser to withdraw assets from a Portfolio Manager that may have poor performance or for other reasons.

          A Company may agree to indemnify certain of the Investment Funds and their Portfolio Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Interests.

          Other risks associated with a Company's fund-of-hedge funds investment approach include:

          Valuation. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Portfolio Managers. Such a valuation will be conclusive with respect to a Company, even though a Portfolio Manager may face a conflict of interest in valuing the securities, as their value will affect the Portfolio Manager's compensation. In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from a Portfolio Manager with respect to a Company's investment in an Investment Fund. In addition, the net asset values or other valuation information received by the Adviser from the Portfolio Managers will typically be estimates only, subject to revision through the end of each Investment Funds' annual audit. Revisions to the gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the annual audit of each Investment Fund is completed.

          Securities Believed to Be Undervalued or Incorrectly Valued. Securities that a Portfolio Manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Portfolio Manager anticipates. As a result, a Company may lose all or substantially all of its investment in an Investment Fund in any particular instance.

          Dilution. If a Portfolio Manager limits the amount of capital that may be contributed to an Investment Fund from a Company, or if a Company declines to purchase additional interests in an Investment Fund, continued sales of interests in the Investment Fund to others may dilute the returns for a Company from the Investment Fund.

          Investments in Non-Voting Stock. Investment Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor whether holdings of the Investment Funds cause a Company to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, a Company may need to hold its interest in an Investment Fund in non-voting form. Additionally, for regulatory reasons, a Company may need to limit the amount of voting securities it holds in any particular Investment Fund, and may as a result hold substantial amounts of non-voting securities in a particular Investment Fund. To the extent a Company holds non-voting securities of an Investment Fund, it will not be able to vote on matters that require the approval of the investors in the Investment Fund. This restriction could diminish the influence of a Company in an Investment Fund and adversely affect its investment in the Investment Fund, which could result in unpredictable and potentially adverse effects on Investors.

          Tax Considerations; Distributions to Investors and Payment of Tax Liability. Each Company intends not to make periodic distributions of its net income or gains, if any, to Investors. An Investor will be required each year nonetheless to pay applicable U.S. federal and state income taxes on his, her or its share of a Company's taxable income, and will have to pay applicable taxes from other sources. The amount and timing of any distributions will be determined in the sole discretion of the Board. See "TAX TREATMENT" for a summary of certain significant U.S. Federal income and other tax consequences that are relevant to an investment in a Company.

          Limits of risk disclosures The above discussions of the various risks associated with each Company and the Interests are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in each Company. Prospective investors should read this entire Prospectus and the Operating Agreement for the Company in which they wish to invest and consult with their own advisors before deciding whether to invest in that Company. In addition, as a Company's investment program changes or develops over time, an investment in that Company may be subject to risk factors not currently contemplated or described in this Prospectus.

                          MANAGEMENT OF THE COMPANIES

Board Of Directors

          The Board of Directors of each Company provides broad oversight over the operations and affairs of each Company. It has overall responsibility to manage and control the business affairs of each Company, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of each Company's business. The Board exercises the same powers, authority and responsibilities on behalf of each Company as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

Advisory Arrangements

          The Adviser

          The Adviser of each Company is Aspen Strategic Alliance LLC, a Delaware limited liability company and registered investment adviser. Its main business office is located at 817 West Peachtree Street, N.W., Suite 400, Atlanta, Georgia 30308-1144 (telephone no. (404) 760-3424). The Adviser is responsible for all decisions concerning the business and operations of each Company including all investment decisions relating to the allocation of Company funds among Portfolio Managers. The Adviser was created in ________ and is owned by Aspen Partners, Ltd. and QED CapitalWorks LLC. As of May 31, 2003, the Adviser and its affiliates had assets under management of $280 million. In consideration of services provided by the Adviser, each Company will pay the Adviser a fee (the "Investment Management Fee") computed and paid monthly in advance at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of each month. In consideration of the services provided by the Sub-Adviser, the Adviser will pay the Sub-Adviser a fee of 0.50% of the aggregate value of outstanding Interests determined as of the beginning of each month of each Company advised by the Sub-Adviser. The fee paid to the Sub-Adviser is paid out of the Investment Management Fee received by the Adviser, and is not an expense of any Company. The Adviser anticipates making rebates out of its own resources and legitimate profits and in its sole discretion to certain Investors. The Adviser also anticipates making rebates, out of its own resources and in its sole discretion, to certain Investors, as well as officers and employees of the Company, the Adviser, the Sub-Adviser and their respective affiliates.

          The Sub-Adviser

          The Adviser is authorized, subject to the approval of the Board and Investors, to retain a sub-adviser to provide any or all of the investment advisory services required to be provided to each Company or to assist the Adviser in providing these services, subject to the requirement that the Adviser supervise the rendering of any such services to each Company by a sub-adviser. Accordingly, the Adviser has entered into agreements (the "Sub-Advisory Agreements") with Guidance Capital LLC (the "Sub-Adviser"), a registered investment adviser and each Company, whereby the Sub-Adviser will provide sub-advisory services to each Company. Pursuant to separate Sub-Advisory Agreements with each Company, the Sub-Adviser will be responsible for performing initial and ongoing due diligence of potential Portfolio

Managers to be used by each Company. The Sub-Adviser may also recommend allocations to Portfolio Managers. The Adviser will retain ultimate decision-making authority with respect to the selection of Portfolio Managers for, and the allocation of assets of, each Company.

          The Sub-Adviser was formed in July 2001. The Sub-Adviser manages other existing private funds of funds, and as of May 31, 2003 had assets under management greater than $210 million. The Sub-Adviser also manages a private investment fund that invests in QED Partners LLC, a private hedge fund managed by QED CapitalWorks LLC, an affiliate of the Adviser.

          Portfolio Account Manager

          QED CapitalWorks LLC ("QED"), a registered investment adviser and an affiliate of the Adviser, will manage a Portfolio Account on behalf of ASA Market Neutral Equity Fund.

          QED, a Delaware limited liability corporation located at 817 West Peachtree Street NW, Atlanta, Georgia 30808, serves as an investment manager to other private investment funds. As of May 31, 2003 QED and its affiliates had in excess of $280 million in assets under management.

          QED will be responsible for directly selecting the investments held in the QED portfolio. The account managed by QED will be managed using the same methodology as the Funds represented by Adviser. The QED portfolio is well-diversified, invested across approximately 250-300 different liquid stocks in approximately an equal number of long and short positions. The portfolio is cash neutral, market neutral, and sector neutral with industry and position size constraints. The QED investment process involves four critical areas: stock selection, risk control, portfolio construction and quality control. The quantitative stock picking process employs six different investment strategies, diversified by intuitive rationale and time horizon.

          For its services, QED will receive an annual management fee of 1.7% of the aggregate value of the outstanding Interests of ASA Market Neutral Equity Fund LLC managed by QED in the QED Portfolio Account, determined as of the beginning of each month, and an incentive allocation of 15% of the net profits earned by the QED Portfolio Account. Pursuant to an arrangement approved by the Board of Directors, the Adviser will allocate no more than 40% of ASA Market Neutral Equity Fund LLC's assets to the QED Portfolio Account.

Administrative Services

          Aspen Strategic Alliance LLC (the "Administrator") provides various administration, fund accounting, investor accounting, taxation and transfer agent services to each Company. In consideration of these services, each Company will pay the Administrator a monthly fee equal to 0.50% of each Company's net assets on an annual basis and will reimburse the Administrator for certain out-of-pocket expenses. Pursuant to the administration agreement with each Company, the Administrator may appoint sub-administrators to provide these services to each Company.

Custodian

          [                  ] (the "Custodian") serves as the custodian of
each Company's assets, and may maintain custody of each Company's assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) as approved or authorized by the Board.

Organizational and Offering Fee

          Company's organization expenses will be borne initially by the
Adviser and are estimated at $                      , each. In addition, the
Adviser will also initially bear each Company's offering costs, estimated at
$                       , associated with the initial offering of Interests.
In order to reimburse the Adviser for the organizational and offering expenses in a manner that achieves an equitable distribution of the impact of organization and initial offering expenses among Investors, all incoming Investors in each Company will be charged an initial Organization and Offering Fee of 0.25% of the amount transmitted in connection with their subscriptions. This fee will be deducted from each investor's initial capital contribution. This procedure will spread the obligation for paying organizational expenses across all Investors, and should result in a final reimbursement to the Adviser of a Company's organization and initial offering expenses, at which point the Organizational and Offering Fee will no longer be charged to incoming investors of that Company. Offering costs cannot be deducted by [the Adviser or] Investors for tax purposes.


                             CONFLICTS OF INTEREST

The Adviser

          The Adviser and its affiliates manage the assets of registered investment companies other than each Company and provide investment advisory services to other accounts (the "Advisory Accounts"). No Company has an interest in these activities. The Adviser and its officers or employees who assist in providing services to each Company will be engaged in substantial activities other than on behalf of each Company and may have conflicts of interest in allocating their time and activity between each Company and other Advisory Accounts. The Adviser and its officers and employees will devote so much of their time to the affairs of each Company as in their judgment is necessary and appropriate.

          The Adviser is under common control with QED, which will manage a Portfolio Account for ASA Market Neutral Equity Fund LLC. QED will earn both a management fee and an incentive allocation for its management of the QED Portfolio Account. Such fees will be comparable to those charged by other Portfolio Managers managing Investment Funds held by ASA Market Neutral Equity Fund LLC, as well as to those charged by QED to other QED accounts. A conflict of interest exists in that the Adviser has an incentive to allocate assets to QED since it will indirectly benefit from the fees earned by QED. To reduce the impact of such a conflict, however, the Adviser will allocate no more than 40% of ASA Market Neutral Equity Fund LLC's assets to QED. [The Board of Directors will review the appropriateness of the allocations made to QED on an annual basis.]

The Sub-Adviser

          The Sub-Adviser provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Companies ("the Sub-Adviser Accounts"). No Company has an interest in these activities. The Sub-Adviser and the investment professionals who, on behalf of the Sub-Adviser, will provide investment advisory services to each Company will be engaged in substantial activities other than on behalf of each Company, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between each Company and the Sub-Adviser Accounts. Such persons will devote only so much time to the affairs of each Company as in their judgment is necessary and appropriate.

Participation In Investment Opportunities

          The Adviser and the Sub-Adviser may employ an investment program for each Company, and QED may employ an investment program for ASA Market Neutral Equity Fund LLC, that is substantially similar to the investment program employed by it for certain Advisory Accounts and Sub-Advisory Accounts (together, the "Accounts") including a private investment partnership that has an investment program that is substantially the same as each Company's investment program. As a general matter, the Adviser, the Sub-Adviser and QED will consider participation by each Company, as applicable, in all appropriate investment opportunities that are under consideration for those Accounts. There may be circumstances, however, under which the Adviser, the Sub-Adviser or QED will cause one or more Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser, the Sub-Adviser or QED will commit a Company's assets. There also may be circumstances under which the Adviser, the Sub-Adviser or QED will consider participation by the Accounts in investment opportunities in which it does not intend to invest on behalf of any Company, or vice versa.

          The Adviser, the Sub-Adviser or QED will evaluate for each Company, as applicable, and for each Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for any Company or Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of the obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for each Company and Account in the context of any particular investment opportunity, the investment activities of each Company and Account may differ from time to time. In addition, the fees and expenses of each Company will differ from those of the Accounts. Accordingly, the future performance of each Company and the Accounts will vary.

          When the Adviser, the Sub-Adviser or QED determines that it would be appropriate for one or more Companies and one or more Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that it believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that each Company participate, or participate to the same extent as any Account, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser, the Sub-Adviser or QED will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

          Situations may occur, however, where a Company could be disadvantaged because of the investment activities conducted by the Adviser, the Sub-Adviser or QED for the Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Portfolio Managers with respect to Investment Funds) on the combined size of positions that may be taken for each Company and the Accounts, thereby limiting the size of each Company's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for each Company and the Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

          In addition, each Company, absent SEC exemptive relief, may be precluded from investing any assets in certain Investment Funds where an Account is already invested (or seeks to invest) to the extent that each Company is considered a "joint participant" (within the meaning of Section 17(d) of the 1940 Act or Rule 17d-1 thereunder) with an Advisory Account.

          Directors, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of each Company. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Adviser or the Sub-Adviser, or by the Adviser or the Sub-Adviser for the Accounts, that are the same as, different from or made at a different time than positions taken for each Company.

Other Matters

          The Adviser, the Sub-Adviser and their respective affiliates will not purchase securities or other property from, or sell securities or other property to, any Company. However, subject to certain conditions imposed by applicable rules under the 1940 Act, each Company may effect certain principal transactions in securities with one or more accounts managed by the Adviser or the Sub-Adviser, except for accounts in which the Adviser, the Sub-Adviser or any of their affiliates serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from the Adviser, the Sub-Adviser or one of their affiliates serving as an investment adviser to the account). These transactions would be effected in circumstances where the Sub-Adviser has determined that it would be appropriate for each Company to purchase (or sell), and the Sub-Adviser or the Adviser has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

                           DISTRIBUTION ARRANGEMENTS

General

          The Distributor acts as the distributor of Interests on a best efforts basis, subject to various conditions, pursuant to the terms of a General Distributor's Agreement entered into with each Company. Interests may be purchased through the Distributor or through Selling Agents. The Companies are not obligated to sell to a broker or dealer any Interests that have not been placed with Eligible Investors that meet all applicable requirements to invest in the Companies. The Distributor maintains its principal office at [o].

          Interests are being offered in an initial offering. The Distributor expects to deliver Interests purchased in the initial offering on or about [o], 2003, or on such earlier or later date as the Distributor may determine. Subsequent to the initial offering, Interests will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.

          Neither the Distributor nor any Selling Agent is obligated to buy from the Companies any of the Interests. There is no minimum aggregate amount of Interests required to be purchased in the initial offering. The Distributor does not intend to make a market in Interests. Pursuant to the Distribution Agreement with each Company, [the Adviser] pays the Distributor a monthly fee to compensate it for costs incurred in providing services under the agreement. The Companies have agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the Securities Act.

Purchase Terms

          Interests are being offered only to investors that meet all requirements to invest in the Companies. The minimum initial investment in a Company by an investor is $25,000, with additional investments made in increments of $1,000. Subsequent investments must be at least $1,000. These minimums may be modified by the Companies from time to time. Interests are not subject to a sales load.

          Investor funds will not be accepted until the registration statement to which this Prospectus relates is declared effective. All investor funds for the initial closing of the sale of Interests, and for closings of subsequent offerings, will be deposited in an escrow account maintained by [o], as escrow agent, at [o], for the benefit of the investors. Funds held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the funds will be paid to investors on the date Interests are issued. The full amount of an investment is payable in Federal funds, which must be received by the Distributor not later than fourteen calendar days prior to the beginning of a month if payment is made by check or four business days prior to the beginning of a month if payment is sent by wire or via NSCC.

          Before an investor may invest in a Company, the Distributor or the investor's sales representative will require a certification from the investor that it meets all requirements for investment in the Company, and that the investor will not transfer its Interest except in the limited circumstances permitted under the Operating Agreement. The form of investor certification that each investor will be asked to sign is contained in Appendix A of this

Prospectus. An investor's certification must be received by the Distributor, along with its payment as described above, otherwise an Investor's order will not be accepted.

          The Operating Agreement is contained in Appendix B of this Prospectus. Each new investor will agree to be bound by all of its terms by executing the investor certification form.

Eligible Investors

          Interests in each company are being offered only to investors that are "Eligible Investors." An "Eligible Investor" includes, among other Investors, an individual who has a net worth (or joint net worth with the Investor's spouse) immediately prior to the time of purchase in excess of $1.5 million. Other categories of Eligible Investors applicable to companies and other Investors are set forth in the investor certification that each investor must sign in order to invest in the Company, a form of which appears as Appendix A to this Prospectus. Existing Investors who purchase additional Interests will be required to meet a Company's eligibility criteria at the time of the additional purchase. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, each as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Each Company is not obligated to sell through brokers, dealers or other financial institutions any Interests that have not been placed with Eligible Investors that meet all applicable requirements to invest in each Company. Each Company reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time.

A PERSON IS CONSIDERED A U.S. PERSON FOR FEDERAL INCOME TAX PURPOSES IF THE PERSON IS: (I) A CITIZEN OR RESIDENT OF THE UNITED STATES; (II) A CORPORATION, PARTNERSHIP (INCLUDING AN ENTITY TREATED AS A CORPORATION OR PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES) OR OTHER ENTITY (OTHER THAN AN ESTATE OR TRUST) CREATED OR ORGANIZED UNDER THE LAWS OF THE UNITED STATES, ANY STATE THEREIN OR THE DISTRICT OF COLUMBIA; (III) AN ESTATE (OTHER THAN A FOREIGN ESTATE DEFINED IN SECTION 7701(A)(31)(A) OF THE CODE); OR (IV) A TRUST, IF A COURT WITHIN THE U.S. IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER ITS ADMINISTRATION AND ONE OR MORE U.S. PERSONS HAVE THE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF SUCH TRUST.

Purchase Fees

          Financial advisors may be retained by a Company or the Adviser to assist in the sale of Interests at no additional cost to the Company. A financial advisor may receive a sales commission similar to a sales load charged by a traditional mutual fund (a "Purchase Fee") from each Investor in a Company who makes a purchase through the financial adviser, of 3% of the amounts transmitted in connection with the purchase. Such fee, if any, will be determined between the financial advisor and the investor. Any Investor who is charged such a fee will be responsible for such fees, commissions or other compensation payable to such financial advisor as a result of such Investor's subscription for Interests in the Company.

Investor Servicing Arrangements

          Under the terms of investor servicing agreements (the "Investor Servicing Agreements") between the Distributor and various service providers, the Distributor has retained brokers, dealers and certain financial advisers to provide ongoing investor services and account maintenance services to Investors that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling Investor inquiries regarding each Company (as applicable) (e.g., responding to questions concerning investments in a Company, capital account balances, and reports and tax information provided by that Company); assisting in the enhancement of relations and communications between Investors and each Company; assisting in the establishment and maintenance of Investor accounts with that Company; assisting in the maintenance of Company records containing Investor information; and providing such other information and Investor liaison services as the Distributor may reasonably request. Under the Investor Servicing Agreement, the Fund will pay a fee to the Distributor to reimburse it for payments made to Investor Service Providers. This fee will be paid quarterly and will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.50% (on an annualized basis) of the aggregate value of outstanding Interests, determined as of the last day of the calendar quarter (before any repurchases of Interests); or (ii) the Distributor's actual payments to the Investor Service Provider. The Distributor will be entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers, including the Adviser, the Sub-Adviser and their affiliates. Each Company will reimburse each investor that does not receive services from the Investor Service Provider the full amount of the investor servicing fee.

          In addition, certain financial advisors, other thatn Investor Service Providers referenced above, receive a fee from their clients for the ongoing servicubg if clients to whom they have sold Interests in each Company. These fees will be negotiated between the financial advisor and the client and do not constitute a fee charged by the Companies. In certain circumstances, and at the direction of the Investor, this fee will be withdrawn from the Investor's capital account and paid directly to the financial advisor.

                    REPURCHASES OF INTERESTS AND TRANSFERS

No Right Of Redemption

          No Investor or other person holding an Interest or a portion of an Interest acquired from an Investor will have the right to require each Company to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through offers to repurchase Interests, which may be made from time to time by each Company. Any transfer of an Interest in violation of an Operating Agreement will not be permitted and will be void. Consequently, Investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the respective Company, as described below.

Repurchases Of Interests

          Each Company from time to time will offer to repurchase outstanding Interests pursuant to written tenders by Investors. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Interests.

          In determining whether a Company should repurchase Interests or portions thereof from Investors pursuant to written tenders, the Board will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board that each Company offer to repurchase Interests as of December 31, 2003, and thereafter, twice each year, as of June 30 and December
31. Each Operating Agreement generally provides that each Company will be dissolved if the Interest of any Investor that has submitted a written request for repurchase of its

Interest, in accordance with the terms of that Operating Agreement, has not been repurchased by each Company within a period of two years after the Investor's request; provided, however, that dissolution shall not be required if the Company is unable to repurchase an Investor's Interest as a result of regulatory restrictions that prevent the Company from fulfilling a repurchase request. The Board will also consider the following factors, among others, in making its determination:

     o whether any Investors have requested to tender Interests or portions thereof to each Company;

     o the liquidity of each Company and its ability to liquidate investments in Investment Funds to satisfy repurchase requests;

     o the investment plans and working capital requirements of each Company;

     o the relative economies of scale with respect to the size of each Company;

     o the history of each Company in repurchasing Interests or portions thereof;

     o   the economic condition of the securities markets; and

     o the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

          The Board will determine that each Company repurchase Interests or portions thereof from Investors pursuant to written tenders only on terms the Board determines to be fair to each Company and Investors. When the Board determines that a Company will make a repurchase offer, notice of that offer will be provided to each Investor describing the terms of the offer, and containing information that Investors should consider in deciding whether to tender Interests for repurchase. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from the Adviser during the period the offer remains open. However, because each Company expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Investors may not be able to obtain current information regarding the values of Interests when making their decisions as to whether to tender Interests for repurchase.

          When Interests are repurchased by each Company, Investors will generally receive cash distributions equal to the value of the Interests (or portion of the Interest) repurchased. However, in the sole discretion of each Company, the proceeds of repurchases of Interests may be paid by the in-kind distribution of securities held by each Company, or partly in cash and partly in-kind. Each Company does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that each Company does not have sufficient cash to pay for Interests that are repurchased or if making a cash payment would result in a material adverse effect on each Company or on Investors not tendering Interests for repurchase. See "Types of Investments and Related Risks." Repurchases will be effective after receipt and acceptance by each Company of all eligible written tenders of Interests or portions thereof from Investors.

          An Investor that tenders its entire Interest will generally have a taxable event when the Interest is repurchased. Gain, if any, will be recognized by a tendering Investor only as and after the total proceeds received by the Investor exceed the Investor's adjusted tax basis in the Interest. A loss, if any, will be recognized only after the Investor has received full payment under the promissory note that will be given to the Investor prior to each Company's payment of the repurchase amount.

Repurchase Procedures

          Due to liquidity restraints associated with each Company's investments in Investment Funds and the fact that each Company may have to effect withdrawals from those funds to pay for Interests being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price as of a date approximately one month after the date by which Investors must submit a repurchase request (the "Valuation Date") and that each Company will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 95% of such value if an Investor's entire Interest is repurchased) approximately one month after the Valuation Date. The amount that an Investor may expect to receive on the repurchase of the Investor's Interest (or portion thereof) will be the value of the Investor's capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of each Company's assets as of that date, after giving effect to all allocations to be made as of that date to the Investor's capital account. This amount will be subject to adjustment upon completion of the annual audit of each Company's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If the entire Interest of an Investor is repurchased, the Investor will receive an initial payment equal to 95% of the estimated value of the Interest and the balance due will be determined and paid promptly after completion of each Company's audit and be subject to audit adjustment.

          Under these procedures, Investors will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding value of Interests as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Investors must tender Interests and the date they can expect to receive payment for their Interests from each Company. However, promptly after the expiration of a repurchase offer, Investors whose Interests are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by each Company representing each Company's obligation to pay for repurchased Interests. Payments for repurchased Interests may be delayed under circumstances where each Company has determined to redeem its interests in Investment Funds to make such payments, but has experienced delays in receiving payments from the Investment Funds.

          An Investor who tenders for repurchase only a portion of the Investor's Interest will be required to maintain a capital account balance of $5,000. If an Investor tenders a portion of an Interest and the repurchase of that portion would cause the Investor's capital account balance to fall below this required minimum, each Company reserves the right to reduce the portion of the Interest to be purchased from the Investor so that the required minimum balance is maintained or to cause the Company to repurchase all of the Interests held by such Investor.

          Repurchases of Interests by each Company are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Interests as described above may be amended by each Company in order to comply with any regulatory requirements applicable to such repurchase procedures.

Mandatory Redemption By Each Company

          The Operating Agreements provide that each Company may redeem an Interest (or portion thereof) of an Investor or any person acquiring an Interest (or portion thereof) from or through an Investor under certain circumstances, including if ownership of the Interest by the Investor or other person will cause a Company, the Adviser or the Sub-Adviser to be in violation of certain laws or any of the representations and warranties made by an Investor in connection with the acquisition of the Interest was not true when made or has ceased to be true.

Transfers of Interests

          No person may become a substituted Investor without the written consent of the Board, which consent may be withheld for any reason in its sole discretion. Interests in a Company may be transferred, pledged or assigned only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of an Investor or (ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Board will not consent to a pledge, transfer or assignment (each a "Transfer") unless the Transfer is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Investor's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Board may permit other Transfers under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such Transfer, the Board shall consult with counsel to the Company to ensure that such Transfer will not cause a Company to be treated as a "publicly traded partnership" taxable as a corporation. Notice to a Company of any proposed Transfer must include evidence satisfactory to a Company that the proposed transferee meets any requirements imposed by a Company with respect to Investor eligibility and suitability. In addition to the foregoing, no Investor will be permitted to Transfer an Interest or portion thereof unless after such Transfer the balance of the capital account of the transferee, and the balance of the capital account of the Investor transferring the Interest if the Transfer involves less than its entire Interest, is at least equal to a Company's minimum investment requirement.

          Any transferee meeting a Company's eligibility requirements that acquires an Interest or portion thereof in a Company by operation of law as the result of the death, dissolution, bankruptcy or adjudication of incompetency of an Investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of the Operating Agreement applicable to that Company, but will not be entitled to the other rights of an Investor unless and until such transferee becomes a substituted Investor as provided in the Operating Agreement. If an Investor

Transfers an Interest or portion thereof with the approval of the Board, the relevant Company will promptly take all necessary actions to admit such transferee or successor to that Company as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the relevant Company in connection with such Transfer. If such a transferee does not meet the Investor eligibility requirements, each Company reserves the right to redeem its Interest. Any Transfer of an Interest in violation of the Operating Agreement applicable to the relevant Company will not be permitted and will be void.


                        CALCULATION OF NET ASSET VALUE

          The net asset value of each Company will be determined by or at the direction of the Adviser as of the close of business at the end of each fiscal period (as defined below under "Capital Accounts--General") in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

          The Board has approved procedures pursuant to which each Company will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value of these investments ordinarily will be the value determined as of the end of the fiscal period by the Portfolio Manager of each Investment Fund in accordance with the Investment Fund's valuation policies and as reported by the Portfolio Manager. As a general matter, the fair value of each Company's interest in an Investment Fund will represent the amount that each Company could reasonably expect to receive from the Investment Fund if each Company's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that each Company believes to be reliable. Because Investment Funds provide net asset value information to each Company on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, each Company generally will not be able to determine the fair value of its investments in Investment Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to each Company by Portfolio Managers. In the unlikely event that an Investment Fund does not report a value to a Company on a timely basis at the end of a fiscal period, that Company would determine the fair value of its interest in that Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time such Company values its assets. The Board has determined that any values of interests in Investment Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available, or the fair value of such securities as of each Company's valuation date.

          Before investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by each Company for valuing its own investments. Although the procedures approved by the Board provide that the Adviser will periodically review the valuations of interests in Investment Funds provided by the Portfolio Managers, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

          Each Company's valuation procedures require the Adviser to consider all relevant information available at the time each Company values its assets. The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of each Company's interests in an Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Investment Fund, a Company could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Investment Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

          An Investment Fund is required to provide estimated net asset value determinations to each Company that invests in the Investment Fund on a monthly basis, generally within one or two weeks following the end of the month. The Adviser attempts to confirm the accuracy of each Investment Fund's monthly valuation using various means, including: (i) correlating the reported valuation with strategy specific benchmarks maintained by the Adviser that the Adviser believes correlate with the Investment Fund's strategy; (ii) discussing monthly with Portfolio Managers their Investment Funds' values;
(iii) reviewing semi-annually Investment Fund portfolio positions; (iv) analyzing audited financial statements of Investment Funds; and (v) correlating Investment Fund reported-investment positions with Portfolio Managers' public filings, if any. Failure of an Investment Fund to provide on a timely or accurate basis required monthly valuation information to each Company could result in an adjustment to the fair value given by each Company to its investment in an Investment Fund or a decision by the Adviser to liquidate each Company's investment in an Investment Fund. The valuations reported by the Portfolio Managers, upon which each Company calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds are audited by the independent auditors of the Investment Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.

          To the extent each Company invests its assets through Portfolio Accounts, each Company will value portfolio securities of the Portfolio Accounts as described below:

          U.S. exchange traded securities and securities included in the Nasdaq National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

          Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Board. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

          All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of each Company is determined. When such significant events materially affect the values of securities held by each Company or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

          Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on each Company's net assets, which, in turn, would affect amounts paid on repurchases of Interests and the amount of fees paid, if the Board's judgments regarding appropriate valuations should be proven incorrect.


                               CAPITAL ACCOUNTS

General

          Each Company will maintain a separate capital account for each Investor, which will have an opening balance equal to the Investor's initial contribution to the capital of that Company. Each Investor's capital account with a Company will be increased by the amount of any additional contributions by the Investor to the capital of that Company, plus any amounts credited to the Investor's capital account as described below. Similarly, that Investor's capital account will be reduced by the sum of the amount of any repurchases by that Company of the Investor's Interest, or portion thereof, plus the amount of any distributions by that Company to the Investor which are not reinvested, plus any amounts debited against the Investor's capital account as described below.

          Capital accounts of Investors are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of (i) the last day of each fiscal year (September 30), (ii) the last day of each taxable year (December 31), (iii) the day preceding the date as of which any contribution to the capital of each Company is made, (iv) any day as of which each Company repurchases any Interest (or portion thereof) of any Investor, or (v) any day as of which any amount is credited to or debited from the capital account of any Investor other than an amount to be credited to or debited from the capital accounts of all Investors in accordance with their respective investment percentages. An investment percentage will be determined for each Investor as of the start of each fiscal period by dividing the balance of the Investor's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Investors as of that date.

Allocation Of Net Profits And Losses

          Net profits or net losses of each Company for each fiscal period will be allocated among, and credited to or debited against, the capital accounts of Investors as of the last day of each fiscal period in accordance with Investors' respective investment percentages for the period. Net profits or net losses will be measured as the net change in the value of the net assets of a Company (including any net change in unrealized appreciation or depreciation of investments) and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by that Company of Interests (or portions thereof), and excluding the amount of any items to be allocated among the capital accounts of the Investors other than in accordance with the Investors' respective investment percentages.

          Allocations for Federal income tax purposes generally will be made among Investors so as to reflect equitably amounts credited or debited to each Investor's capital account for the current and prior taxable years. Under each Operating Agreement, the Board has the discretion to allocate specially an amount of a particular Company's capital gains or losses, including short-term capital gains or losses, for Federal income tax purposes to an Investor that withdraws from a particular Company (a "Withdrawing Investor"), to the extent that the capital account balance of the Withdrawing Investor differs from the Federal income tax basis in its Interest.

Allocation Of Special Items

          Withholding taxes or other tax obligations incurred by a Company that are attributable to any Investor will be debited against the capital account of that Investor as of the close of the fiscal period during which that Company paid those obligations, and any amounts then or thereafter distributable to the Investor will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Investor and any successor to the Investor's Interest is required to pay upon demand to a Company, as a contribution to the capital of that Company, the amount of the excess.

          Generally, any expenditures payable by that Company, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Investors, will be charged to only those Investors on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Investors as of the close of the fiscal period during which the items were paid or accrued by a Company.

Reserves

          Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Investors for contingent liabilities as of the date the contingent liabilities become known to a Company. Reserves will be in such amounts (subject to increase or reduction) that a Company may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those Investors who are Investors at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Investors, the amount of the reserve, increase or decrease shall instead be charged or credited to those Investors who were Investors at the time, as determined by each Company, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

Voting

          Each Investor will have the right to cast a number of votes based on the value of the Investor's capital account relative to the value of the capital accounts of all Investors at any meeting of Investors called by the Board or Investors holding at least a majority of the total number of votes eligible to be cast by all Investors. Investors will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the election of Directors, the approval of the Investment Management Agreement and the approval of each Company's independent auditors, in each case to the extent that voting by shareholders is required by the 1940 Act. Except for the exercise of their voting rights, Investors will not be entitled to participate in the management or control of each Company's business, and may not act for or bind each Company.


                                   BROKERAGE

          Each Portfolio Manager is responsible for selection of brokers to execute each Company's portfolio transactions. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

          In selecting brokers and dealers to execute transactions on behalf of an Investment Fund or Portfolio Account, each Portfolio Manager generally will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Portfolio Manager generally will seek reasonably competitive commission rates, a Portfolio Manager will not necessarily pay the lowest commission available on each transaction. The Portfolio Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Portfolio Managers with respect to Investment Funds may vary and will be governed by each Investment Fund's organizational documents.

          Consistent with the principle of seeking best price and execution, a Portfolio Manager may place orders for an Investment Fund or Portfolio Account with brokers that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Managers or their affiliates in providing services to clients other than the Investment Funds and the Portfolio Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Portfolio Manager in connection with the Investment Fund or Portfolio Account it manages. Conversely, the information provided to a Portfolio Manager by brokers and dealers through which other clients of the Portfolio Manager or its affiliates effect securities transactions may be useful to the Portfolio Manager in providing services to the Investment Fund or a Portfolio Account.

          It is anticipated that Portfolio Managers (including each Portfolio Manager retained to manage a Portfolio Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the Sub-Adviser to the extent it places transactions for a Company. However, certain Portfolio Managers (other than those managing Portfolio Accounts) may have policies that permit the use of brokerage commissions of an Investment Fund to obtain products or services that are not research related and that may benefit the Portfolio Manager.


                                 TAX TREATMENT

          Classification of each Company. Each Company has received an opinion of Sidley Austin Brown & Wood LLP, counsel to each Company, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, each Company will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in each Company will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). A Company may not be eligible for any of those safe harbors. In particular, a Company will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if it has more than 100 Investors.

          The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Sidley Austin Brown & Wood LLP also has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of each Company as well as the legislative history to Section 7704, the text of the
Section 7704 Regulations and certain representations of the Board, the interests in each Company will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that each Company will not be treated as a publicly traded partnership taxable as a corporation.

          Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that a Company should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts or otherwise), the taxable income of the Company would be subject to corporate income tax when recognized by that Company; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Investors to the extent of the current or accumulated earnings and profits of that Company; and Investors would not be entitled to report profits or losses realized by that Company.

          UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF EACH COMPANY, AND THOSE INDIRECTLY ATTRIBUTABLE TO EACH COMPANY AS A RESULT OF IT BEING AN INVESTOR IN AN INVESTMENT FUND.

          As a partnership, a Company is not itself subject to Federal income tax. Each Company files an annual partnership information return with the Service that reports the results of operations. Each Investor is required to report separately on its income tax return its distributive share of a Company's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Investor is taxed on its distributive share of a Company's taxable income and gain regardless of whether it has received or will receive a distribution from that Company. For a more detailed discussion of certain aspects of the income taxation of each Company and its investments under Federal and State law, see "Tax

Aspects" in the Statement of Additional Information.



                         ACCOUNTANTS AND LEGAL COUNSEL

          [_______] serves as the independent auditors of each Company. Its
principal business address is [                          ].

          Sidley Austin Brown & Wood LLP serves as legal counsel to each Company. The firm also serves as legal counsel to the Adviser and its affiliates with respect to certain matters.


                           SUMMARY OF LLC AGREEMENTS

          The following is a summary description of additional items and of select provisions of the Operating Agreement with respect to each Company that are not described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Operating Agreements contained in Appendix B to this Prospectus.

Liability Of Investors

          Investors in each Company will be Investors of a limited liability company as provided under Illinois law. Under Illinois law and the Operating Agreement applicable to each Company, an Investor will not be liable for the debts, obligations or liabilities of a Company solely by reason of being an Investor, except that the Investor may be obligated to make capital contributions to a Company pursuant to the Operating Agreement and to repay any funds wrongfully distributed to the Investor. An Investor may be required to contribute to a Company, whether before or after a Company's dissolution or after the Investor ceases to be an Investor, such amounts as a Company deems necessary to meet a Company's debts, obligations or liabilities (not to exceed for any Investor, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Investor's Interest and any other amounts received by the Investor from a Company during or after the fiscal year to which any debt, obligation or liability of a Company is incurred).

Duty Of Care

          The Operating Agreement of each Company provides that none of the Directors, the Adviser, nor the Sub-Adviser (including certain of their affiliates, among others) shall be liable to a Company or any of the Investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Operating Agreement of each Company also contains provisions for the indemnification, to the extent permitted by law, of the Directors by a Company, but not by the Investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of a Company. A Director will not be personally liable to any Investor for the repayment of any balance in such Investor's capital account or for contributions by such Investor to the capital of a Company or by reason of any change in the Federal, state or local income tax laws applicable to a Company or its Investors. The rights of indemnification and exculpation provided under the Operating Agreement of each Company do not provide for indemnification of a Director for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Power Of Attorney

          By purchasing an Interest and by signing the applicable Operating Agreement (which each Investor will do by virtue of signing the Investor certification form attached to the Prospectus as Appendix A), each Investor will appoint the Adviser and each of the Directors his or her attorneys-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of a Company as a limited liability company under Illinois law or signing all instruments effecting authorized changes in a Company or the Operating Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of a Company.

          The power-of-attorney granted in each Operating Agreement is a special power-of-attorney coupled with an interest in favor of the Adviser and each of the Directors and as such is irrevocable and continues in effect until all of such Investor's Interest has been withdrawn pursuant to a repurchase or redemption of the Interest or a transfer to one or more transferees that have been approved by the Board for admission to a Company as substitute Investors.

Term, Dissolution And Liquidation

          Each Company will be dissolved:

                    o upon the affirmative vote to dissolve a Company by (1)
               the Board or (2) Investors holding at least two-thirds of the total number of votes eligible to be cast by all Investors;

                    o upon the expiration of any two-year period that
               commences on the date on which any Investor has submitted a written notice to the Company requesting the repurchase of its entire Interest, in accordance with the Operating Agreement, if the Company has not repurchased the Investor's Interest;

                    o upon the failure of Investors to elect successor
               Directors at a meeting called by the Adviser when no Director remains to continue the business of the Company; or

                    o as required by operation of law.

          Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function), is charged with winding up the affairs of a Company and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the Prospectus under "Capital Accounts -- Allocation of Net Profits and Losses; Allocation of Offering Costs."

          Upon the dissolution of a Company, its assets are to be distributed
(i) first to satisfy the debts, liabilities and obligations of a Company, other than debts to Investors, including actual or anticipated liquidation expenses, (ii) next to satisfy debts, liabilities and obligations owing to the Investors, and (iii) finally to the Investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.


                                  FISCAL YEAR

          Each Company's fiscal year is the 12-month period ending on September 30.

                                         STATEMENT OF ADDITIONAL INFORMATION

                                                  TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----


OTHER RISKS.......................................................................................................1

INVESTMENT POLICIES AND PRACTICES.................................................................................9

MANAGEMENT OF THE COMPANIES......................................................................................10

         Board Of Directors......................................................................................10
         Advisory Arrangements...................................................................................14
         Fees and Expenses.......................................................................................22
         Codes Of Ethics.........................................................................................23

ADVERTISING AND SALES MATERIAL...................................................................................38

                      APPENDIX A: INVESTOR CERTIFICATION

                          ASA HEDGED EQUITY FUND LLC
                          ASA DEBT ARBITRAGE FUND LLC
                          ASA MARKET NEUTRAL FUND LLC
                          ASA MANAGED FUTURES FUND LLC

                      INVESTOR ELIGIBILITY CERTIFICATION

This certificate relates to each of ASA Hedged Equity Fund LLC, ASA Debt Arbitrage Fund LLC, ASA Market Neutral Equity Fund LLC and ASA Managed Futures Fund LLC (each a "Company" and together the "Companies") and is given to you as broker with respect to a potential purchase of Interests.

I hereby certify that I am a natural person with, or I am signing on behalf of a company with, a net worth of more than $1,500,000 (if a natural person, together with assets held jointly with my spouse). If I am signing on behalf of a company, I further certify that (i) such company is not a private investment company,/11/ a registered investment company or a business development company or (ii) if such a company, each equity owner can make the certification in the preceding sentence. For purposes of this test, net worth is the fair market value of the assets that I (jointly with my spouse) or such company own(s) other than household effects, less all indebtedness and liabilities of any type (including joint liabilities with any other person). I agree to produce evidence to support the foregoing certification upon request.

In addition, I hereby confirm that I understand and agree that should I (or the company) purchase Interests, the following conditions will apply to the ownership and transfer of the Interests:

     (A) Interests may be held only through a broker, dealer or other financial intermediary that has entered into an agreement for the provision of shareholder services to a Company;

     (B) Interests may not be transferred, including by bequest, except to a person who has a net worth (if a natural person, together with assets held jointly with spouse) of more than $1,500,000, who agrees to hold his, her or its Interests through a broker, dealer or other financial intermediary that has entered into an agreement for the provision of shareholder services to a Company, and who agrees not to transfer the Interests except to another person who has a net worth (if a natural person, together with assets held jointly with spouse) of more than $1,500,000 and agrees to comply with the foregoing ownership and transfer restrictions; and

     (C) Upon any transfer of Interests in violation of the foregoing clauses
     (A) or (B), in addition to any other remedy that it may have, a Company will have the right (but not the obligation) to repurchase any such improperly transferred Interests.

I further certify that:

     (A) I understand that it may be a violation of state and/or Federal law for me to provide this certification if I know that it is not true;

-----------------------
/11/ For this purpose, "private investment company" means a company that would be defined as an investment company under Section 3(a) of the 1940 Act but for the exception provided from the definition by Section 3(c)(1) of such Act (i.e., not more than 100 security owners).

     (B) I have read the prospectus of the Companies, including the investor qualification and investor eligibility provisions contained therein;

     (C) I understand that an investment in a Company involves a considerable amount of risk and that some or all of my investment may be lost;

     (D) I understand that an investment in a Company is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment;

     (E) I am aware of the Companies' limited provisions for transferability and withdrawal and have carefully read and understand the "Repurchases of Interests and Transfers" provision in the prospectus;

     (F) I understand that the Companies and their affiliates are relying on the certification and agreements made herein in determining my qualification and suitability for an investor in a Company[; and

     (G) I understand that an investment in a Company is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Aspen Strategic Alliance LLC and its affiliates and hold harmless from any liability that it may occur as a result of this certification being untrue in any respect].

Amount Invested:  $ _________________



-------------------------------                      --------------
Signature                                                 Date

                    APPENDIX B: FORM OF OPERATING AGREEMENT

                                   [TO COME]

                         [PROSPECTUS BACK COVER PAGE]



                          ASA HEDGED EQUITY FUND LLC
                          ASA DEBT ARBITRAGE FUND LLC
                      ASA MARKET NEUTRAL EQUITY FUND LLC
                         ASA MANAGED FUTURES FUND LLC


                                  PROSPECTUS
                                Dated [o], 2003





Until _____________________, 2003 (90 calendar days after the commencement of the offering), all dealers effecting transactions in these Interests, whether or not participating in this offering, may be required to deliver a Prospectus. This delivery requirement is in addition to the obligation of the selected broker-dealers to deliver a Prospectus in connection with each sale made pursuant to this offering.

                          ASA HEDGED EQUITY FUND LLC
                          ASA DEBT ARBITRAGE FUND LLC
                      ASA MARKET NEUTRAL EQUITY FUND LLC
                         ASA MANAGED FUTURES FUND LLC


                      STATEMENT OF ADDITIONAL INFORMATION
                                Dated [o], 2003

          This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of each of ASA Hedged Equity Fund LLC, ASA Debt Arbitrage Fund LLC, ASA Market Neutral Equity Fund LLC and ASA Managed Futures Fund LLC (each a "Company" and together the "Companies"), dated [o], 2003. A copy of the Prospectus may be obtained by contacting the Company at the address set forth above or by telephone at (866) 277-3619.

          This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                                    TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----


OTHER RISKS.......................................................................................................1

INVESTMENT POLICIES AND PRACTICES.................................................................................9

MANAGEMENT OF THE COMPANIES......................................................................................10

         Board Of Directors......................................................................................10
         Advisory Arrangements...................................................................................14
         Fees and Expenses.......................................................................................22
         Codes Of Ethics.........................................................................................23

ADVERTISING AND SALES MATERIAL...................................................................................38

                                  OTHER RISKS

          Investing in a Company will involve risks other than those described in the Prospectus including those described below:

          Performance-Based Compensation Arrangements with Portfolio Managers. Each Company typically enters into arrangements with Portfolio Managers which provide that Portfolio Managers be compensated, in whole or in part, based on the appreciation in value (including unrealized appreciation) of the account during specific measuring periods. In certain cases, Portfolio Managers may be paid a fee based on appreciation during the specific measuring period without taking into account losses occurring in prior measuring periods, although the Adviser anticipates that Portfolio Managers who charge such fees will generally take into account prior losses. Such performance fee arrangements may create an incentive for such Portfolio Managers to make investments that are riskier or more speculative than would be the case in the absence of such performance-based compensation arrangements.

          Lack of Operating History. Each Company is a recently formed entity and has no operating history upon which investors can evaluate its performance. Notwithstanding that the Adviser has experience managing investments, and the personnel of the Adviser responsible for managing each Company's investment portfolio have substantial experience in managing investments and private investment funds, the Adviser has not previously advised an entity registered under the 1940 Act. Further, some of the Portfolio Managers with whom a Company may invest have limited track records. Although the principals of the Adviser have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, a Company's investment program should be evaluated on the basis that there can be no assurance that the Adviser's assessments of Portfolio Managers, and in turn its assessments of the short-term or long-term prospects of investments, will prove accurate.

          Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by a Company is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that a Company will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Moreover, identification of attractive investment opportunities by Investment Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Manager, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Investment funds sponsored, managed or advised by the Adviser or the Adviser and their affiliates may seek investment opportunities similar to those a Company may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to that Company.

          Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. If those liabilities were to arise, the investing Investment Funds likely would suffer losses on their investments.

          Inadequate Return. No assurance can be given that the returns on a Company's investments will be commensurate with the risk of investment in a Company. Investors should not commit money to a Company unless they have the resources to sustain the loss of their entire investment in that Company.

          Inside Information. From time to time, a Company or its affiliates may come into possession of material, non-public information concerning an entity in which that Company has invested, or proposes to invest. Possession of that information may limit the ability of a Company to buy or sell securities of that entity.

          Recourse to each Company's Assets. A Company's assets, including any investments made by that Company and any interest in the Investment Funds held by that Company, are available to satisfy all liabilities and other obligations of that Company. If a Company becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to that Company's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

          Possible Exclusion of an Investor Based on Certain Detrimental Effects. A Company may, as determined by the Board of Directors, repurchase the Interest or portion of an Interest held by an Investor or other person acquiring an Interest from or through an Investor, or cause an Investor to sell the Interests held by such Investor to another Investor, if:

       o the Interest or a portion of it has been transferred or has vested in any person other than by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetence of the Investor;

       o ownership of the Interest by the Investor or other person will cause the Company to be in violation of, or require registration of any Interest or portion of any Interest under, or subject a Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may subject a Company or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences;

       o continued ownership of the Interest or portion of it by the Investor or other person may be harmful or injurious to the business of a Company; or

       o any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Interest or portion of the Interest was not true when made or has ceased to be true.

          The effect of these provisions may be to deprive an investor in a Company of an opportunity for a return even though other investors in that Company might enjoy such a return.

          Limitations on Transfer; No Market for Investor Interests. No Investor will be permitted to transfer his, her or its Interest without the consent of the Board of Directors. The transferability of Interests will be subject to certain restrictions contained in the Operating Agreement and will be affected by restrictions imposed under applicable securities laws. No market currently exists for Interests, and the Adviser contemplates that one will not develop. Although the Adviser expects to recommend to the Board of Directors that each Company offer to repurchase Interests twice each year, no assurances can be given that a Company will do so. Consequently, Interests should only be acquired by investors able to commit their funds for an indefinite period of time.

          Liquidity Risks. Interests will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. Although a Company may offer to repurchase Interests from time to time, an Investor may not be able to liquidate an Interest for up to one year from the initial Closing Date. The Adviser expects that it will recommend to the Board of Directors that each Company offer to repurchase Interests from Investors on December 31, 2003, and, after that date, twice each year as of June 30 and December 31. No assurances can be given that these repurchases will occur.

          Foreign Securities. Portfolio Managers may invest in securities of foreign issuers and in depository receipts or shares, such as American Depository Receipts or American Depository Shares (referred to collectively as "ADRs"), which represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are subject to risks generally viewed as not present in the U.S. These risks include: varying custody, brokerage and settlement practices; difficulty in pricing of securities; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the lack of availability of financial information regarding a foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries typically also involves higher brokerage and custodial expenses than does investment in U.S. securities.

          Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of an Investment Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. An Investment Fund may also incur costs in connection with conversion between various currencies. The risks associated with investing in foreign securities may be greater with respect to those issued by companies located in emerging industrialized or less developed countries.

          A Portfolio Manager may enter into forward currency exchange contracts ("forward contracts") for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an Investment Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Fund anticipates purchasing or selling a foreign security. This technique would allow the Investment Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund's existing holdings of foreign securities. Imperfect correlation may exist, however, between an Investment Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may be used for non-hedging purposes in seeking to meet an Investment Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund's investment portfolio. Investment Funds are not required to hedge all or any portion of their exposure to foreign currency risks, and there can be no assurance that hedging techniques will be successful if used.

          Foreign Currency Transactions. A Portfolio Manager may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns, particularly if the Portfolio Manager expects a decrease in the value of the currency in which the foreign security is denominated. A Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

          Currency Risks. The investments of Portfolio Managers retained by a Company that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Portfolio Managers may try to hedge these risks by investing in foreign currencies, foreign currency futures contracts and options thereon, forward foreign currency exchange contracts, or any combination thereof, but there can be no assurance that such strategies will be implemented, or if implemented, will be effective.

          Derivatives. The Adviser, on behalf of each Company, and some or all of the Portfolio Managers, may invest in, or enter into, derivatives or derivatives transactions ("Derivatives"). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by an Investment Fund or a Company can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Investment Fund or a particular Company as a whole. Derivatives permit a Portfolio Manager or the Adviser to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance of an Investment Fund or a Company. The Adviser's use of Derivatives may include total return swaps, options and futures designed to replicate the performance of a particular Investment Fund or to adjust market or risk exposure.

          Many of the markets in which a Company and the Investment Funds effect their transactions are "over-the-counter" or "interdealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Company or an Investment Fund invests in swaps, Derivatives or synthetic instruments, or other over-the-counter transactions in these markets, a Company or Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject a Company to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such "counterparty risk" is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of a Company and the Investment Funds to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by a Company.

          If a Portfolio Manager causes an Investment Fund, or the Adviser causes a Company, to invest in Derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Investment Fund or that Company or result in a loss. An Investment Fund or a Company also could experience losses if Derivatives are poorly correlated with its other investments, or if the Portfolio Manager or the Adviser is unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

          Special Situations. The Portfolio Managers retained by a Company may invest in companies involved in (or the target of) acquisition attempts or tender offers or companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions. In any investment opportunity involving any such type of business enterprise, there exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, take considerable time or result in a distribution of cash or a new security the value of which will be less than the purchase price to the Company of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Company may be required to sell its investment at a loss. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Company may invest, there is a potential risk of loss by the Company of its entire investment in such companies.

          Multiple Portfolio Managers. Because each Company invests with Portfolio Managers who make their trading decisions independently, it is theoretically possible that one or more of such Portfolio Managers may, at any time, take positions that may be opposite of positions taken by other Portfolio Managers. It is also possible that the Portfolio Managers retained by any of the Companies may on occasion be competing with each other for similar positions at the same time. Also, a particular Portfolio Manager may take positions for its other clients that may be opposite to positions taken for the Company.

          Performance-Based Compensation Arrangements with Portfolio Managers. Each Portfolio Manager will receive an incentive allocation generally of 15% to 25% of net profits of each Investment Fund that it manages. These incentives may create an incentive for the Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in their absence.

          Other Clients of Portfolio Managers. The Portfolio Managers will have exclusive responsibility for making trading decisions on behalf of each Company. The Portfolio Managers have various levels of experience. In addition, the Portfolio Managers may also manage other accounts (including other partnerships and accounts in which the Portfolio Managers may have an interest) which, together with accounts already being managed, could increase the level of competition for the same trades the Company might otherwise make, including the priorities of order entry. This could make it difficult to take or liquidate a position in a particular security or futures contract at a price indicated by the Portfolio Manager's strategy.

          Purchasing Initial Public Offerings. The Portfolio Managers may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

          Special Investment Instruments and Techniques. Portfolio Managers may use a variety of special investment instruments and techniques described below to hedge the portfolios of the Investment Funds against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve an Investment Fund's investment objective. The Adviser, on behalf of each Company, may also use these special investment instruments and techniques for either hedging or non-hedging purposes. These strategies may be executed through derivative transactions. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions. Neither the Portfolio Managers nor the Adviser are required to use such special investment instruments and techniques, and may choose not to do so.

          Warrants and Rights. Warrants are Derivatives that permit, but do not obligate, their holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any interest in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

          Swap Agreements. The Adviser, on behalf of each Company, and a Portfolio Manager, on behalf of an Investment Fund, may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Company or an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount", that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

          Most swap agreements entered into by a Company or an Investment Fund would require the calculation of the obligations of the parties to the agreements on a "net basis". Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Company or the Investment Fund is contractually obligated to make. If the other party to a swap defaults, a Company's or the Investment Fund's risk of loss consists of the net amount of payments that a Company or an Investment Fund contractually is entitled to receive.

          To achieve investment returns equivalent to those achieved by a Portfolio Manager in whose Investment Fund a Company could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, a Company may enter into swap agreements under which that Company may agree, on a net basis, to pay a return based on a floating interest rate, and to receive the total return of the reference Investment Fund over a stated time period. A Company may seek to achieve the same investment result through the use of other Derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other Derivatives as described above is unclear. Swap agreements and other Derivatives used in this manner may be treated as a "constructive ownership of the reference property," which may result in a portion of any long-term capital gain being treated as ordinary income. See "Tax Aspects - Tax Treatment of Company Investments".

          Lending Portfolio Securities. Portfolio Managers may cause Investment Funds to lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Investment Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Investment Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Portfolio Manager may not exceed 33-1/3% of the value of an Investment Fund's total assets. In connection with any such transaction, the Investment Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. An Investment Fund might experience loss if the institution with which the Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

          When-Issued and Forward Commitment Securities. Portfolio Managers may purchase securities on behalf of Investments Funds on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, if effected by a Company or by a Portfolio Manager for a Portfolio Account, will be subject to that Company's limitation on indebtedness unless, at the time the transaction is entered into, that Company has established and maintains a segregated account consisting of cash, U.S. Government securities or liquid securities equal to the value of the when-issued or forward commitment securities. The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Manager on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund or a Company may incur a loss.

                       INVESTMENT POLICIES AND PRACTICES

          The investment objective of each Company is fundamental and may not be changed without a vote of a majority of that Company's outstanding voting securities. A Company has also adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of a Company's outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as a Company, means the vote, at an annual or a special meeting of the security holders of a Company duly called, of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of that Company are present or represented by proxy or of more than 50% of the outstanding voting securities of that Company, whichever is less.

          In applying these investment restrictions and other policies described in the Prospectus and this SAI, a Company will aggregate its investments and transactions with those of each Portfolio Account, but will not aggregate its investments and transactions with those of the underlying Investment Funds that are not Portfolio Accounts. In addition, if a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Company's total assets, unless otherwise stated in the Prospectus and this SAI, will not constitute a deviation from the restriction or policy. Each Company's fundamental investment restrictions are as follows:

     1) The Company will not invest 25% or more of the value of its total assets in the securities other than U.S. Government securities of issuers engaged in any single industry, measured at the time of the investment. For purposes of this investment restriction, the Investment Funds are not considered part of an industry. The Company may invest in Investment Funds that may concentrate their assets in one or more industries.

     2) The Company will not issue senior securities, including by borrowing money, except to the extent permitted by the 1940 Act.

     3) The Company will not underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

     4) The Company will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Company's investment policies or as otherwise permitted under the 1940 Act.

     5) The Company will not purchase or sell commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

     6) The Company will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

          The Adviser will not cause a Company to make loans to or receive loans from the Adviser, the Sub-Adviser or their respective affiliates, except to the extent permitted by the 1940 Act, an exemption from the 1940 Act, or as otherwise permitted by applicable law. A Company may effect brokerage transactions through affiliates of the Adviser or Sub-Adviser, subject to compliance with the 1940 Act. A Company may not engage in transactions with affiliates that violate Section 17 of the 1940 Act

Special Regulation Applicable to Futures and Options Transactions

          Futures and options transactions by each Company must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Each Company intends to conduct its operations in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974 (the "Commodity Exchange Act") in order to avoid regulation by the CFTC as a commodity pool. With respect to each Company's trading of non-hedge positions in commodity futures or commodity options contracts, such trading will be subject to one of the following limitations:

          (i) The aggregate initial margin and premiums required to establish such positions, determined at the time the most recent position was established, does not exceed five percent of the liquidation value of the Company's portfolio, after taking into account unrealized profits and unrealized losses of any such contracts it has entered into; provided, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in Rule 190.10(x) may be excluded in computing such five percent; or

          (ii) The aggregate net notional value of such positions, determined at the time the most recent position was established, does not exceed the liquidation value of the Company's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

          Pursuant to regulations and/or published positions of the SEC, each Company may be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.


                          MANAGEMENT OF THE COMPANIES

Board Of Directors

          The Board of Directors of each Company provides broad oversight over the operations and affairs of each Company. It has overall responsibility to manage and control the business affairs of each Company, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of each Company's business. The Board exercises the same powers, authority and responsibilities on behalf of each Company as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

          The Directors are not required to contribute to the capital of any Company or to own Interests. A majority of the Directors are persons who are not "interested persons" (as defined by the 1940 Act) of any Company (the "Independent Directors"). The Independent Directors perform the same functions for each Company as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

          The identity of the Directors and officers of each Company and brief biographical information regarding each Director and officer during the past five years is set forth below. Two of the Directors are "interested persons" of each Company, as defined by the Investment Company Act, because they are officers of each Company's investment adviser or affiliates of the investment adviser. Each Director and officer of each Company was appointed in [.], 2003. Directors will each serve an indefinite term of office and officers of each Company will be elected annually.

-------------------------- -------------- --------------------------------------- ---------------- -------------------
NAME, ADDRESS              POSITION(S)    PRINCIPAL OCCUPATIONS DURING THE PAST   NUMBER OF        OTHER
AND AGE                    HELD WITH      5 YEARS                                 PORTFOLIOS       DIRECTORSHIPS
                           FUND                                                   IN FUND          HELD BY DIRECTOR
                                                                                  COMPLEX
                                                                                  OVERSEEN BY
                                                                                  DIRECTOR
-------------------------- -------------- --------------------------------------- ---------------- -------------------
         INDEPENDENT DIRECTORS

----------------------------------------- --------------------------------------- ---------------- -------------------

-------------------------- -------------- --------------------------------------- ---------------- -------------------

-------------------------- -------------- --------------------------------------- ---------------- -------------------

-------------------------- -------------- --------------------------------------- ---------------- -------------------

-------------------------- -------------- --------------------------------------- ---------------- -------------------
         "INTERESTED" DIRECTORS AND OFFICERS
----------------------------------------- --------------------------------------- ---------------- -------------------
Douglas E. Dunn, Ph.D.                     Chief Investment Officer of Aspen
(44)                                       Strategic Alliance LLC, and founder
                                           and Managing Director of QED
                                           CapitalWorks LLC; Director of
                                           Alternative Manager Research at
                                           Graystone Wealth Management, a
                                           division of Morgan Stanley; Vice
                                           President and Senior Quantitative
                                           Analyst at Putnam Investments;
                                           Director of Research at Brandywine
                                           Asset Management.
-------------------------- --------------- -------------------------------------- ---------------- -------------------
Kenneth E. Banwart                         Chairman and Chief Executive
(60)                                       Officer  of Aspen Strategic Alliance
                                           LLC; Managing Director of Aspen
                                           Partners, Ltd.; Managing Director of
                                           QED CapitalWorks LLC.
-------------------------- --------------- -------------------------------------- ---------------- -------------------



                                                          11

-------------------------- -------------- --------------------------------------- ---------------- -------------------
NAME, ADDRESS              POSITION(S)    PRINCIPAL OCCUPATIONS DURING THE PAST   NUMBER OF        OTHER
AND AGE                    HELD WITH      5 YEARS                                 PORTFOLIOS       DIRECTORSHIPS
                           FUND                                                   IN FUND          HELD BY DIRECTOR
                                                                                  COMPLEX
                                                                                  OVERSEEN BY
                                                                                  DIRECTOR
-------------------------- -------------- --------------------------------------- ---------------- -------------------
James G. Christian, Jr.                    President of Aspen Strategic
(32)                                       Alliance LLC and Aspen Partners,
                                           Ltd.; Managing Director of QED
                                           CapitalWorks LLC; Vice President of
                                           Business Development for American
                                           Coating Technologies from 1997-1999.
-------------------------- --------------- -------------------------------------- ---------------- -------------------
Jeremy L. Standrod (28)                    Executive Vice President and
                                           Secretary of Aspen Strategic
                                           Alliance LLC and Aspen Partners,
                                           Ltd., and Managing Director of QED
                                           CapitalWorks LLC.
-------------------------- --------------- -------------------------------------- ---------------- -------------------

          A Director's position will terminate if the Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Investors holding not less than two-thirds of the total number of votes eligible to be cast by all Investors. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to fill that vacancy, so long as immediately after such appointment at least two-thirds of the Directors then serving have been elected by the Investors. The Directors may call a meeting of Investors to elect an individual to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who have been elected by the Investors cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of each Company, the Adviser must convene a meeting of Investors within 60 days for the purpose of determining whether to continue the business of each Company.

          Each Company has a standing Audit Committee currently consisting of the Independent Directors. The principal functions of the Audit Committee are:
(i) to recommend to the Board of Directors the appointment of each Company's independent auditors, (ii) to meet separately with the independent auditors (and counsel for Independent Directors) and review the scope and anticipated costs of the audit and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection.

          Directors' Compensation. The following table shows compensation expected to be paid to the Independent Directors for the current fiscal year:

                                                                                      Total Compensation
               Name and                      Aggregate Compensation                      from Fund and
          Position with Fund                   from each Company*                        Fund Complex
-----------------------------------       -------------------------------         --------------------------
                                                            $                                      $
                                                            $                                      $
                                                            $                                      $
                                                            $                                      $

          Directors who are not employees of the Adviser or any affiliate of the Adviser are paid an annual retainer of $[o] by each Company, plus a fee of $[o] per meeting of the Board or any committee thereof. Such Directors are reimbursed by each Company for their reasonable travel and out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from each Company. Directors employed by the Adviser or any affiliate of the Adviser, and the officers of each Company do not receive any compensation from each Company.




----------------
* Estimated for the fiscal year ending December 31, 2003 assuming a full year of compensation, excluding out-of-pocket reimbursements.

Advisory Arrangements

          The Adviser and the Portfolio Account Manager

          The Adviser of each Company is Aspen Strategic Alliance LLC, a Delaware limited liability company and registered investment adviser. Its main business office is located at 817 West Peachtree Street, N.W., Suite 400, Atlanta, Georgia 30308-1144 (telephone no. (404) 760-3424). The Adviser is responsible for all decisions concerning the business and operations of each Company including all investment decisions relating to the allocation of Company funds among Portfolio Managers. The Adviser was created in ________ and is owned by Aspen Partners, Ltd. and QED CapitalWorks LLC. As of May 31, 2003, the Adviser and its affiliates had assets under management in excess of $280 million.

          QED CapitalWorks LLC ("QED") manages a Portfolio Account on behalf of ASA Market Neutral Equity Fund. QED is located at the same place of business as the Adviser. QED is responsible for directly managing the Portfolio Account in a style fitting the investment objectives and policies of ASA Market Neutral Equity Fund LLC ("Market Neutral"). QED was created in and is owned by Aspen Partners, Ltd. and Douglas E. Dunn, Ph.D. As of May 31, 2003, QED and its affiliates had assets under management in excess of $280 million.

          The principals of the Adviser and QED are as follows:

          Douglas E. Dunn, Ph.D., born in 1959, is Chief Investment Officer of Aspen Strategic Alliance, and founder and Managing Director of QED CapitalWorks LLC. Dr. Dunn is responsible for all investment research and portfolio management. He develops and maintains the proprietary strategies, research systems and quantitative methodologies used by the firm.

          Dr. Dunn has 8 years of experience managing Alternative assets and consulting in Alternatives. He draws on a 19 year career in modeling and simulation research, a Ph.D. in Electrical Engineering, earned in 1989, and a University of Chicago MBA earned in 1996. His experience spans the institutional, hedge fund, and consulting sides of the business. He began his investment career on Wall Street with Goldman Sachs Asset Management, while completing his MBA. After graduation he was a Quantitative Analyst with institutional managers Westpeak Investment Advisors, and later, Putnam Investments.

          Prior to forming his own investment firm in 2001, he was Director of Alternative Manager Research at Graystone Wealth Management, a division of Morgan Stanley. Prior to that he was Director of Research and Portfolio Manager for Brandywine Asset Management, a CTA/Hedge Fund.

          Before commencing his investment career, Mr. Dunn was Assistant Professor of Electrical Engineering, teaching solid state electronics at the University of Miami, Florida, and North Dakota State University, Fargo from 1991 to 1995. He began his professional career by spending six years as a research engineer in the semiconductor industry in Colorado Springs, during which time he earned his Ph.D. from the University of Colorado. He also holds MS and BSEE degrees in electrical engineering from the University of Kansas (1984 and 1982, respectively). He has published refereed journal articles in various fields of solid state electronics and semiconductor research, and is a member of the Institute of Electrical and Electronics Engineers.

          Kenneth E. Banwart, born in 1942, is a Chairman and Chief Executive Officer of Aspen Strategic Alliance LLC, and Managing Director of QED CapitalWorks LLC and Aspen Partners, Ltd. Mr. Banwart is primarily responsible for the overall direction of these entities. He has over 30 years' experience in the selection and management of a wide range of alternative investments.

          Mr. Banwart began his career in 1966 after graduating with a Bachelor of Business Administration degree in Accounting from Wichita State University. From 1966 - 1969 he was with Ernst & Young LLP (formerly Arthur Young & Company) on the audit and tax staff specializing in the securities industry. During this period he became a Certified Public Accountant and was a member of the National Association of CPAs, the Texas Society of CPAs, and the National Association of Accountants. From 1969 to 1978 he was Director of the Tax Incentive Investment Department specializing in the selection and marketing of alternative investments for Rauscher Pierce Refnus, Inc., a regional NYSE Member Firm with offices throughout the Southwest.

          Since 1979, Mr. Banwart has primarily had his own businesses involved in the selection and marketing of alternative investments. During this period, he held positions as Co-Chairman of the Board of Red River Feed Yards, Inc., a 100,000 head feedlot located outside Phoenix, Arizona, as Executive Vice President of Robert Stranger & Co., a recognized authority with various publications on alternative investments, and as Executive Vice President of Boston Bay Capital, a firm specializing in the acquisition, renovation and management of certified historic properties. Mr. Banwart is currently a member of the Managed Fund Association and the National Futures Association.

          Since 1978, Mr. Banwart has not been actively involved in the securities business with respect to maintaining customer accounts but has continued to maintain various securities licenses. Mr. Banwart was subject to a disciplinary action brought by the National Association of Securities Dealers, Inc. ("NASD") in 1998 for failing to notify his licensing broker-dealer of a personal securities account and purchasing public offerings which traded at a premium. The disciplinary action resulted in a censure and a fine of approximately $14,000.

          James G. Christian, Jr., born in 1971, is President of Aspen Strategic Alliance LLC and Aspen Partners, Ltd., as well as a Managing Director of QED CapitalWorks LLC. Mr. Christian is responsible for marketing and client services and has direct responsibility for daily operations, which includes management of Aspen's regional marketing representatives.

          Prior to joining Aspen Partners, Mr. Christian was Vice President of Business Development for American Coating Technologies from 1997-1999 where he identified merger and acquisition candidates and structured and negotiated the purchase of such companies. His final responsibility with American Coating involved the sale of the company.

          Mr. Christian also has Fortune 500 experience with America Home Products where he evolved as a top sales person before leaving to pursue an MBA from the University of

South Carolina. He earned his graduate degree in 1996 with an emphasis in International Finance. During this period he also worked as a consultant with the Small Business Development Center where he consulted to local companies in the areas of finance, business development, and marketing. Mr. Christian also has an undergraduate degree in Chemistry from Clemson University which he received in 1993.

          Jeremy L. Standrod, born in 1975, is Executive Vice President of Aspen Strategic Alliance LLC and Aspen Partners, Ltd., as well as a Managing Director of QED CapitalWorks LLC. He joined Aspen Partners in 1997, and now directs all fundamental operations of the company, including client service, compliance, and all matters of internal operations. His Fund responsibilities include accounting, audit, reporting and tax issues. He also consults with outside managers represented by Aspen on various legal and accounting issues.

          Mr. Standrod has experience in structuring private offerings, as well as developing procedures and reporting solutions for alternative investment funds. He also has extensive experience developing and implementing technological solutions for back office support.

          Mr. Standrod's career began on Capitol Hill, where he served in an operations role for the Director of Legislative Affairs in the office of a United States Senator and Democratic National Committee Chairman. There, he worked directly with the Legislative Director to support the Senator's legislative agenda. He holds a BA in Political Science from The University of West Georgia.

          Pursuant to the terms of separate investment advisory agreements
entered into between each Company and the Adviser and dated as of    , 2003
(the "Investment Management Agreements"), the Adviser is responsible for developing, implementing and supervising each Company's investment program and in connection therewith is required to provide investment advice and recommendations to each Company with respect to its investments, investment policies and purchases and sales of securities for each Company and arranging for the purchase and sale of such securities.

          In addition, pursuant to the terms of separate Administration
Agreements with each of the Companies and dated as of           , 2003, the
Adviser is responsible for assisting in supervising various aspects of each Company's administrative operations, including providing non-investment related statistical and research data, data processing services and clerical and administrative services and supplies; assisting in the preparation and maintenance of such records with respect to its operations as may reasonably be required; furnishing corporate secretarial services; assisting in the preparation and filing of such reports with respect thereto as shall be required by the SEC; assisting in the composition of periodic reports with respect to its operations for Investors; assisting in the composition of proxy materials for meetings of Investors and the composition of such registration statements as may be required by Federal securities laws for the public sale of interests in each Company; assisting each Company in routine regulatory examinations and working closely with any counsel retained to represent the Independent Directors in response to any litigation, investigations or regulatory matters; and assisting in the preparation of each Company's financial statements and coordinating the annual audit of such financial statements by the independent auditors of each Company. The Adviser will also provide each Company with adequate office space, facilities and equipment.

          Pursuant to the terms of an agreement with [Market Neutral][the Adviser], QED is responsible for managing a pool of assets of ASA Market Neutral Equity Fund. QED will select stocks and engage directly in balanced long/short equity strategies that will enable Market Neutral to achieve its investment objective of capital appreciation. [MORE?] The Adviser will be responsible for determining the allocation of assets to QED, but at no time will the Adviser allocate more than _____% of Market Neutral's assets to QED. The Board of Directors will review the appropriateness of the allocation to QED on a quarterly basis.

          The Sub-Adviser

          The Adviser is authorized, subject to the approval of the Board and Investors, to retain a sub-adviser to provide any or all of the investment advisory services required to be provided to each Company or to assist the Adviser in providing these services, subject to the requirement that the Adviser supervise the rendering of any such services to each Company by a sub-adviser. Accordingly, the Adviser has entered into agreements (the "Sub-Advisory Agreements") with Guidance Capital LLC (the "Sub-Adviser"), a registered investment adviser and each Company, whereby the Sub-Adviser will provide sub-advisory services to each Company. Pursuant to the Sub-Advisory Agreements, the Sub-Adviser will be responsible for performing initial and ongoing due diligence of potential Portfolio Managers to be used by each Company. The Sub-Adviser may also recommend allocations to Portfolio Managers. The Adviser will retain ultimate decision-making authority with respect to the selection of Portfolio Managers for, and the allocation of assets of, each Company.

          The Sub-Adviser was formed in July 2001. The Sub-Adviser manages other existing private funds of funds, and as of May 31, 2003 had assets under management greater than $210 million. The Sub-Adviser also manages a private investment fund that invests in QED Partners LLC, a private hedge fund managed by QED CapitalWorks LLC, an affiliate of the Adviser.

          The principals of the Sub-Adviser are as follows:

          Brian C. Ziv. Brian C. Ziv is a founding member and Chief Investment Officer of the Sub-Adviser. He is also a member of the Sub-Adviser's Investment Committee. Prior to forming the Sub-Adviser, he was Chief Investment Officer of Graystone Wealth Management Services, a division of Morgan Stanley. Mr. Ziv helped guide $8 billion in assets for Graystone clients. He helped found and develop Graystone's consulting practice, serving as the firm's first Director of Research. Mr. Ziv's research includes analysis of hedge funds and hedge fund strategies. He has also done extensive work on tax-sensitive portfolio construction and use of non-traditional investment strategies. He has published articles on a wide range of investment topics, including portfolio strategy, use of hedge funds and investment manager selection.

          Mr. Ziv has 23 years of investment management and consulting experience. Prior to joining Graystone in 1994, he founded and ran Ziv Asset Management, a value-oriented equity management firm for high net worth clients. The firm also provided a range of specialized investment services to several national investment firms. Mr. Ziv has also served as Chief Investment Officer of Frank Russell Advisers in Chicago.

          Early in his career, Mr. Ziv was an equity analyst with Kidder, Peabody & Company in New York. He was a member of the Kidder's stock selection committee and shared responsibility for the firm's stock recommendations and its model portfolio.

          Mr. Ziv holds a B.A. in Philosophy from Princeton University and is a Chartered Financial Analyst. He belongs to the Investment Analysts Society of Chicago and the Association for Investment Management and Research.

          D. Trowbridge "Toby" Elliman. Toby Elliman is a founding member of the Sub-Adviser and heads the firm's Delaware office. He is also a member of the Sub-Adviser's Investment Committee. Prior to forming the Sub-Adviser, he was Senior Vice President and Financial Advisor with Morgan Stanley. At Morgan Stanley Mr. Elliman worked with major financial institutions developing and marketing alternative investment products. Mr. Elliman helped lead the development and launch of Morgan Stanley Market Street Managed Futures L.P., a commodities futures fund for Morgan Stanley clients. He also worked closely with Oxford Advisors Ltd. in developing and marketing a family of offshore hedge fund products, including the Oxford Strategic Income Fund and the Oxford Strategic Market Neutral Fund. Separately, Mr. Elliman managed $200 million for private clients at Morgan Stanley.

          Mr. Elliman has 23 years of investment experience. Prior to joining Dean Witter (a predecessor of Morgan Stanley) Mr. Elliman was a private investor managing his own assets. Earlier in his career he was Head of Nonferrous Metals floor trading at Drexel Burnham in New York.

          Mr. Elliman holds a B.A. in Economics from Hampshire College and earned a CIMA certification while attending Wharton Business School.

          Jacob Rossof, CFA. Jacob Rossof is a member of the Sub-Adviser, focusing on hedge fund manager research. He is also a member of the Sub-Adviser's Investment Committee. Prior to joining the Sub-Adviser, he was an analyst at Graystone Wealth Management Services, a division of Morgan Stanley. At Graystone he was responsible for recommending and monitoring alternative investment managers across many different strategies.

          Mr. Rossof has 10 years of investment and consulting experience. Before joining Graystone, he was a Senior Investment Analyst at Ennis, Knupp and Associates where he was responsible for their alternative investment capabilities. Mr. Rossof started his career in 1993 at John Nuveen and Co. At Nuveen, he was primarily responsible for monitoring the performance of a portfolio of municipal bonds.

          Mr. Rossof holds both a B.A. and an M.A. in Economics from Boston University. He is currently pursuing his second Master's degree in Applied Mathematics from DePaul University. He is a Chartered Financial Analyst and belongs to both the Investment Analysts Society of Chicago and the Association for Investment Management and Research. He plans to sit for his Financial Risk Manager (FRM) exam in November of 2001.

          Christopher Walvoord. Christopher Walvoord is a principal of the Sub-Adviser and a member of its Investment Committee. Mr. Walvoord has seven years of investment management experience. Prior to joining the Sub-Adviser, Mr. Walvoord was Director of Hedge Fund Investments at the Northern Trust Company. At Northern Trust, Mr. Walvoord oversaw all aspects of the investment process for the firm's hedge fund program. He ran four different fund-of-funds with assets of over $400 million. Earlier in his career at Northern Trust, he was a portfolio manager managing over $10 billion in structured short duration credit portfolios. Prior to joining Northern Trust, Mr. Walvoord was an associate at John Nuveen and Co., and a member of its Capital Markets Group, where he modeled municipal derivative transactions for investment banking clients.

          Mr. Walvoord holds an M.S. in Mechanical Engineering from the University of California at Berkeley and an M.B.A. from the University of Chicago, where he focused on finance and statistics. He also holds a B.A. from the University of Illinois.

          Barry Brick. Barry Brick is a principal of the Sub-Adviser and its Chief Financial Officer. Mr. Brick is responsible for overseeing all aspects of operations and administration for the Fund. Prior to joining the Sub-Adviser, Mr. Brick worked for 11 years at SEI Investments, first managing a variety of financial and business processes within the firm's Investment Services unit, and later serving as Director of Product Development within the Fund Services Division. Mr. Brick's last position at SEI was developing new business for alternative investment operations, separate account processing, and mutual fund administration and distribution.

          Earlier in his career, Mr. Brick was a business unit controller at Kidder Peabody & Company and was responsible for financial operations and analysis within the retail brokerage and investment banking divisions.

          Mr. Brick holds a B.A. in Accounting from the State University of New York at Albany. He also holds an M.B.A. from St. Joseph's University and is a Certified Public Accountant.

          The Investment Management Agreements and the Sub-Advisory Agreements

          In consideration of services provided by the Adviser, each Company will pay the Adviser a fee (the "Investment Management Fee") computed and paid monthly in advance at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the beginning of each month. In consideration of the services provided by the Sub-Adviser, the Adviser will pay the Sub-Adviser a fee of 0.50% of the aggregate value of outstanding Interests determined as of the beginning of each month of each Company advised by the Sub-Adviser. the fee paid to the Sub-Adviser is paid out of the Investment Management Fee received by the Adviser, and is not an expense of any Company.

          For its services, QED, will receive an annual management fee of 1.7% of the aggregate value of the outstanding Interests of ASA Market Neutral Equity Fund LLC managed by QED in the QED Portfolio Account, determined as of the beginning of each month, and an incentive allocation fee of 15% of the net profits earned by the QED Portfolio Account. Pursuant to an arrangement approved by the Board of Directors, the Adviser will allocate no more than 40% of ASA Market Neutral Equity Fund LLC's assets to the QED Portfolio Account.

          The Adviser anticipates making rebates out of its own resources and legitimate profits and in its sole discretion to certain Investors. The Adviser also anticipates making rebates, out of its own resources and in its sole discretion, to certain Investors, as well as officers and employees of the Company, the Adviser, the Sub-Adviser and their respective affiliates.

          The Investment Management Agreements provide that the Adviser will not be liable to each Company for any loss suffered by each Company sustained by reason of good faith errors or omissions of the Adviser or any affiliate of the Adviser, or their respective directors, officers or employees, in connection with the performance by the Adviser of its duties under the Investment Management Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under the Investment Management Agreements, or from reckless disregard by the Adviser of its obligations and duties under the Investment Management Agreements.

          Each Sub-Advisory Agreement provides that the Sub-Adviser will not be liable to the Adviser for any loss suffered by the Adviser in connection with the performance by the Sub-Adviser of its duties under the Sub-Advisory Agreements, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser or any of its officers, directors or employees in the performance of their duties under the Sub-Advisory Agreements, or from reckless disregard by the Sub-Adviser of its obligations and duties under the Sub-Advisory Agreements.

          Each Investment Management Agreement was approved by the Board (including a majority of the Independent Directors), at a meeting held in
person on             , 2003. Each Investment Management Agreement has an
initial term expiring two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of each Company; provided that in either event the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of each Company; or by the Adviser. Each Investment Management Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

          Each Sub-Advisory Agreement was approved by the Board (including a majority of the Independent Directors), at a meeting held in person on , 2003. Each Sub-Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of each Company; provided that in either event the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable, without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of each Company; or by the Sub-Adviser. Each Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

          The agreement between QED and Market Neutral (the "QED Agreement") was approved by the Board (including a majority of the Independent Directors),
at a meeting held in person on               , 2003. The QED Agreement has an
initial term expiring two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of Market Neutral; provided that in either event the continuance is also approved by a majority of the Independent Directors by vote cast in person at a meeting called for the purpose of voting on such approval. The QED Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of Market Neutral; or by QED. The QED Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

          Approval of the Investment Management Agreements and the Sub-Advisory Agreements. [Interim Language pending approval by the Board.] In determining whether to approve the Investment Management Agreements, Sub-Advisory Agreements and the QED Agreement, the Board considered information provided by the Adviser, the Sub-Adviser and QED relating to the experience and qualifications of their investment professionals. It evaluated nature and scope of advisory and related services that would be required by each Company and concluded that the Adviser, the Sub-Adviser and QED have the personnel and resources to provide those services in an effective manner. The Board also considered the business reputation of the Adviser, the Sub-Adviser and QED and their financial resources.

          In connection with its consideration of the Sub-Advisory Agreements, the Board considered the Sub-Adviser's in-house research and due diligence capabilities as well as other resources available to their personnel. The Board concluded that the Sub-Adviser's investment process, research capabilities and philosophy were well-suited for the Companies to be sub-advised by the Sub-Adviser, given each Company's investment program.

          The Board reviewed the types of services that the Adviser, the Sub-Adviser and QED would be required to provide to each Company. It concluded that the Adviser, the Sub-

Adviser and QED have the ability to perform these services in a manner consistent with each Company's operational requirements and with applicable investment restrictions, regulations and tax and reporting requirements.

          The Board considered the experience of the Adviser with other investment funds, including its records with respect to regulatory compliance. The Board also evaluated the procedures of the Adviser and the Sub-Adviser designed to fulfill each Adviser's fiduciary duty to each Company with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of officers and employees).

          The Board reviewed the performance records of other accounts managed by the Sub-Adviser that have investment programs similar to the investment program of each Company. In this regard, the Board considered performance over various periods and under different market conditions. Based on its review of these various matters, and other relevant considerations, the Board concluded that the expected scope and quality of services was sufficient to merit approval of the agreements with the Adviser and the Sub-Adviser.

          In addition, the Board considered the fees payable under each agreement. It reviewed information concerning fees paid to investment advisers of similar investment funds and possible economies of scale that would accrue to the Adviser and the Sub-Adviser in providing services from a substantial increase in each Company's net assets. The Board took into account not only the fees to be paid by each Company directly to the Adviser and indirectly to the Sub-Adviser, but also potential "fallout benefits" to the Adviser and the Sub-Adviser, such as enhancement of reputation that might be derived from providing services to each Company. In evaluating the proposed fees, the Board also took into account the nature of investment management services required by each Company. It concluded that the fees to be paid to the Adviser under the Investment Management Agreements and to the Sub-Adviser under the Sub-Advisory Agreements were fair and reasonable, given the scope and expected quality of the services to be rendered.

          The Board of Directors considered the fees payable to the Adviser and QED jointly due to the affiliation between the entities. In determining that the proposed fees to be charged by each of the Adviser and QED were appropriate, the Board considered the differences between the services to be performed by each entity to ensure that Investors would not be charged twice for the same services. The Board also considered the fees to be charged to the Companies by other Portfolio Managers of Investment Funds to be held by the Companies to ensure that QED's fees were reasonable. The Board concluded that the fees payable to QED were reasonable limited the percentage of Market Neutral's assets that could be allocated to QED to ____%. The Board also reserved the right to review the appropriateness of the allocations to QED on a quarterly basis.

Fees and Expenses

          Each Company will bear its own expenses on an ongoing basis including, but not limited to: the Investment Management Fee; the Investor Servicing Fee, any taxes; investment-related expenses incurred by each Company (e.g., fees and expenses charged by the Portfolio Managers and Investment Funds, costs associated with organizing and operating Portfolio

Accounts, placement fees, interest on indebtedness, fees for data and software providers, research expenses, professional fees (including, without limitation, expenses of consultants and experts) relating to investments); fees and expenses for accounting and custody services; the fees and expenses of Fund counsel, any legal counsel retained to represent the Independent Directors and each Company's independent auditors; costs associated with the registration of each Company, including the costs of compliance with Federal and state laws; costs and expenses of holding meetings of the Board and meetings of Investors, including reasonable travel and out-of-pocket expenses of the Members of the Board and any costs associated with the preparation and dissemination of proxy materials; the costs of a fidelity bond and any liability insurance obtained on behalf of each Company or the Board; costs of preparing, printing and distributing reports and other communications to Investors and such other expenses as may be approved by the Board. Each Company will reimburse the Adviser for any of the above expenses that it pays on behalf of each Company. To the extent that expenses in any of the categories listed above are incurred as part of the organization and offering of the Companies, those expenses will not be borne by the Companies but will be borne initially by the Adviser, which will be reimbursed for such expenses out of the Organization and Offering Fee described below.

Codes Of Ethics

          Each Company, the Adviser, the Sub-Adviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics are designed to detect and prevent improper personal trading by their respective personnel, including investment personnel, who might compete with or otherwise take advantage of each Company's portfolio transactions. Covered persons include the Directors and the officers and directors of the Adviser and the Sub-Adviser, as well as employees of the Adviser, the Sub-Adviser and the Distributor having knowledge of the investments and investment intentions of each Company. The codes of ethics permit persons subject to them to invest in securities, including securities that may be purchased or held by each Company, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

          The codes of ethics are included as exhibits to each Company's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

          The Operating Agreement applicable to each Company provides that each Investor has agreed to indemnify and hold harmless the Company, the Directors, the Adviser, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any Transfer of an Interest made by the Investor in violation of these provisions or any misrepresentation made by the Investor in connection with the Transfer.

                                  TAX ASPECTS

          The following is a summary of certain aspects of the income taxation of each Company and its Investors which should be considered by a prospective Investor. Each Company has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting each Company, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of each Company as a partnership for Federal income tax purposes.

          This summary of certain aspects of the Federal income tax treatment of each Company is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in a Company. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

          EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER TO FULLY UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN EACH COMPANY.

          In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of each Company are consistent with their overall investment plans. Each prospective tax-exempt Investor is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment Of Company Operations

          Classification of each Company. Each Company has received an opinion of Sidley Austin Brown & Wood LLP, counsel to each Company, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, each Company will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in each Company will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). A Company may not be eligible for any of those safe harbors. In particular, a Company will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if it has more than 100 Investors.

          The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Sidley Austin Brown & Wood LLP also has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of each Company as well as the legislative history to Section 7704, the text of the
Section 7704 Regulations and certain representations of the Board, the interests in each Company will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that each Company will not be treated as a publicly traded partnership taxable as a corporation.

          Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that a Company should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts or otherwise), the taxable income of the Company would be subject to corporate income tax when recognized by that Company; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Investors to the extent of the current or accumulated earnings and profits of that Company; and Investors would not be entitled to report profits or losses realized by that Company.

          UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF EACH COMPANY, AND THOSE INDIRECTLY ATTRIBUTABLE TO EACH COMPANY AS A RESULT OF IT BEING AN INVESTOR IN AN INVESTMENT FUND.

          As a partnership, a Company is not itself subject to Federal income tax. Each Company files an annual partnership information return with the Service that reports the results of operations. Each Investor is required to report separately on its income tax return its distributive share of a Company's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Investor is taxed on its distributive share of a Company's taxable income and gain regardless of whether it has received or will receive a distribution from that Company.

          Allocation of Profits and Losses. Under the Operating Agreement, a Company's net capital appreciation or net capital depreciation for each accounting period is allocated among the Investors and to their capital accounts without regard to the amount of income or loss actually recognized by each Company for Federal income tax purposes. The Operating Agreement with respect to each Company provides that items of income, deduction, gain, loss or credit actually recognized by that Company for each fiscal year generally are to be allocated for income tax purposes among the Investors pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of each Company's net capital appreciation or net capital depreciation allocated to each Investor's capital account for the current and prior fiscal years.

          Under the Operating Agreement with respect to each Company, the Board has the discretion to allocate specially an amount of a Company's capital gain or loss (including short-term capital gain or loss) for Federal income tax purposes to a withdrawing Investor to the extent that the Investor's capital account differs from its Federal income tax basis in its partnership interest. There can be no assurance that, if the Board makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, a Company's gains or losses allocable to the remaining Investors would be increased.

          Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Operating Agreement, the Board, in its sole discretion, may cause a Company to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend upon whether any Investment Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election.

          The Board decides how to report the partnership items on each Company's tax returns, and all Investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which each Company's items have been reported. In the event the income tax returns of a Company are audited by the Service, the tax treatment of that Company's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Investors. An Investor chosen by the Board, designated as the "Tax Matters Partner", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Investors. In addition, the Tax Matters Partner has the authority to bind certain Investors to settlement agreements and the right on behalf of all Investors to extend the statute of limitations relating to the Investors' tax liabilities with respect to Fund items.

Tax Consequences To A Withdrawing Investor

          An Investor receiving a cash liquidating distribution from each Company, in connection with a complete withdrawal from each Company, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Investor and such Investor's adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term, long-term or some combination of both, depending upon the timing of the Investor's contributions to each Company. However, a withdrawing Investor will recognize ordinary income to the extent such Investor's allocable share of a Company's "unrealized receivables" exceeds the Investor's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by each Company will be treated as an unrealized receivable, with respect to which a withdrawing Investor would recognize ordinary income. An Investor receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Investor's adjusted tax basis in its partnership interest.

          As discussed above, each Company's Operating Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Investor to the extent its capital account would otherwise exceed its adjusted tax basis in its partnership interest. Such a special allocation may result in the withdrawing Investor recognizing capital gain, which may include short-term gain, in the Investor's last taxable year in a Company, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

          Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of
Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). Each Company will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an Investor is an "eligible partner", which term should include an Investor whose contributions to each Company consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment Of Company Investments

          In General. Each Company expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

          Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations--`Section 988' Gains or Losses" below) and certain other transactions described below, each Company expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time each Company maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which a Company's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of each Company./1/

          The maximum ordinary income tax rate for individuals is 35% and, in general, the maximum individual income tax rate for long-term capital gains is 15%/2/ (unless the taxpayer elects to be taxed at ordinary rates -- see "Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

          A Company may realize ordinary income from dividends and accruals of interest on securities. A Company may hold debt obligations with "original issue discount." In such case, a Company would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. A Company may also acquire debt obligations with "market discount." Upon disposition of such an obligation, a Company generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by that Company. A Company may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by a Company in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a non-corporate Investor, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures and Certain Other Expenditures" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income./3/

--------------------

/1/ Generally, in the absence of Regulations requiring it, each Company will not treat positions held through different Portfolio Accounts or Investment Funds as offsetting positions for purposes of the straddle rules.

/2/ Recent tax legislation has reduced the individual tax rate applicable to qualifying dividend income (which includes dividend income from certain foreign corporations) and long-term capital gain to a maximum rate of 15%.

/3/ Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in

          Currency Fluctuations--"Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by a Company frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to each Company's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of a Company on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time a Company accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Company actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

          As indicated above, a Company may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if a Company acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by a Company with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of a Company and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

          Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts and certain options contracts. Under these rules, Section 1256 Contracts held by a Company at the end of each taxable year of the Company are treated for Federal income tax purposes as if they were sold by that Company for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by a Company in computing its taxable income for such year. If a Section 1256 Contract held by a Company at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.



--------------------
accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

          Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See "Currency Fluctuations - `Section 988' Gains or Losses." If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

          Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, a Company (and any Investment Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by a Company will be accepted by the Service.

          Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Company's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Company for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by a Company.

          Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if a Company holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, that Company generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if a Company holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, that Company generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

          Effect Of Straddle Rules On Investors' Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by an Investor and its indirect interest in similar securities held by a Company as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an Investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities./5/

          Limitation on Deductibility of Interest and Short Sale Expenses. For non-corporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

          For purposes of this provision, a Company's activities will be treated as giving rise to investment income for an Investor, and the investment interest limitation would apply to a non-corporate Investor's share of the interest and short sale expenses attributable to that Company's operation. In such case, a non-corporate Investor would be denied a deduction for all or part of that portion of its distributive share of a Company's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources, including the Company. An Investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a non-corporate Investor on money borrowed to finance its investment in a Company. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

          Deductibility of Fund Investment Expenditures and Certain Other Expenditures. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income./6/ In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2003, $139,500 or $69,750 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized



--------------------

/5/ A Company will not generally be in a position to furnish to Investors information regarding the securities positions of its Investment Funds that would permit an Investor to determine whether its transactions in securities, which are also held by such Investment Funds, should be treated as offsetting positions for purposes of the straddle rules.

/6/ However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement between two Federal Courts of Appeals on the question of whether the investment advisory fees incurred by a trust are exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Investors that are trusts or estates should consult their tax advisors as to the applicability of these cases to the investment expenses that are allocated to them.

deductions otherwise allowable for the taxable year./7/ Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a non-corporate taxpayer in calculating its alternative minimum tax liability.

          Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a non-corporate Investor's share of the trade or business expenses of a Company. These limitations will apply, however, to a non-corporate Investor's share of the investment expenses of a Company (including the Investment Management Fee, and any fee payable to the Directors of an Investment Fund), to the extent such expenses are allocable to an Investment Fund that is not in a trade or business within the meaning of the Code or to the investment activity of a Company. Each Company intends to treat its expenses attributable to an Investment Fund that is engaged in trade or business within the meaning of the Code or to the trading activity of each Company as not being subject to such limitations, although there can be no assurance that the Service will agree.

          The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, non-corporate Investors should consult their tax advisers with respect to the application of these limitations.

          No deduction is allowed for a sales load paid by an Investor to acquire an Interest in a Company; instead any such fee will be included in the Investor's adjusted tax basis for its Interest in each Company. To the extent that any portion of the Investor Servicing Fee is treated as a selling expense, such portion would be subject to the same treatment.

          Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from a Company's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an Investor's share of such income and gain from a Company. Income or loss attributable to a Company's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

          "Phantom Income" from Fund Investments. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by a Company in certain foreign corporations may cause an Investor to (i) recognize taxable income prior to that Company's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

--------------------

/7/ The latter limitation on itemized deductions is scheduled to be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, under a "sunset" provision the limitation on itemized deductions is to be restored in 2011.

          Tax Shelter Regulations. Some of a Company's investments and/or transactions may give rise to "reportable transactions" under newly adopted regulations concerning the reporting and listing of "tax shelters". Each Company intends to comply with any reporting obligations it may have with respect to its investments and transactions under the regulations. It is also possible that certain of a Company's investments and/or transactions could give rise to a reporting obligation on the part of an Investor. Likewise, under certain circumstances, an Investor may have a reporting obligation with respect to a repurchase of its Interest by a Company. Investors should consult their tax advisors with respect to the application of the tax shelter reporting requirements to their investment in a Company.

Foreign Taxes

          It is possible that certain dividends and interest directly or indirectly received by each Company from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, a Company or an Investment Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax a Company will directly or indirectly pay since the amount of that Company's assets to be invested in various countries is not known.

          The Investors will be informed by each Company as to their proportionate share of the foreign taxes paid by that Company or an Investment Fund, which they will be required to include in their income. The Investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. An Investor that is tax-exempt will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

          Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner./8/ This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

          This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI



--------------------
/8/    With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

also includes "unrelated debt-financed income," which generally consists of
(i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, a Company's income (or loss) from these investments may constitute UBTI.

          A Company may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, a Company will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI./9/ To the extent a Company recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

          To the extent a Company recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain that will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of a Company, an allocable portion of deductions directly connected with that Company's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

          Since the calculation of a Company's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by each Company from time to time,/10/ it is impossible to predict what percentage of a Company's income and gains will be treated as UBTI for an Investor which is an exempt organization. An exempt organization's share of the income or gains of a Company that is treated as UBTI may not be offset by losses of the exempt organization either from a Company or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).



--------------------
/9/ Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

/10/ The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in a Company. An exempt organization is required to make estimated tax payments with respect to its UBTI.

          To the extent that a Company generates UBTI, the applicable Federal tax rate for such an Investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. A Company will be required to report to an Investor that is an exempt organization information as to the portion, if any, of its income and gains from that Company for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by a Company is highly complex, and there is no assurance that a Company's calculation of UBTI will be accepted by the Service.

          In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of a Company's income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in each Company generally should not affect the tax-exempt status of such an exempt organization./11/ However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from each Company. See "ERISA Considerations."

Certain Issues Pertaining To Specific Exempt Organizations

          Private Foundations. Private foundations and their Directors are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation Director, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation Director may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

          In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in each Company would



--------------------
/11/ Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section
514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Investor should consult its tax adviser in this regard.

most probably be classified as a nonfunctionally related asset. A determination that an interest in each Company is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Investor that is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in each Company. Of course, this factor would create less of a problem to the extent that the value of the investment in a Company is not significant in relation to the value of other assets held by a foundation.

          In some instances, an investment in a Company by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of each Company, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in each Company in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from a Company is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that each Company will meet such 95% gross income test.

          A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

          Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "ERISA Considerations."

          Endowment Funds. Investment Directors of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

State And Local Taxation

          In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in a Company. State and local tax laws differ in the treatment of limited liability companies such as a Company. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, each Company will attempt to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

          State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An Investor's distributive share of the taxable income or loss of a Company generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which a Company acquires an interest may conduct business in a jurisdiction which will subject to tax an Investor's share of the partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Investor is a resident.


                             ERISA CONSIDERATIONS

          Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in each Company.

          ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "TAX ASPECTS--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in a Company, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in a Company may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

          Because each Company is registered as an investment company under the Investment Company Act, the underlying assets of a Company should not be considered to be "plan assets" of the ERISA Plans investing in that Company for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, none of the Adviser and the Sub-Adviser or any of the Directors will be fiduciaries within the meaning of ERISA by reason of their authority with respect to any Company.

          A Benefit Plan that proposes to invest in a Company will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand that Company's investment objectives, policies and strategies, that the decision to invest plan assets in a Company was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

          Certain prospective Benefit Plan Investors may currently maintain relationships with the Adviser, the Sub-Adviser or the Directors or their affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Investors should consult with counsel to determine if participation in a Company is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Investors will be required to represent that the decision to invest in a Company was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in a Company.

          The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in the Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.


                        ADVERTISING AND SALES MATERIAL

          Advertisements and sales literature relating to the Companies and reports to Investors may include quotations of investment performance. In these materials, the performance of each Company will normally be portrayed as the net return to an investor in the Company during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray each Company's investment performance.

          The investment performance of each Company will vary from time to time, and past results are not necessarily indicative of future results.

          Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing a Company, may also be used to advertise or market a Company, including data and materials prepared by recognized sources of such information.

Such information may include comparison of a Company's investment performance\ to the performance of recognized market indices and other indices. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in a Company.

PART C


                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (1)  Financial Statements:

          Registrant will be initially capitalized with $100,000 and will file a statement of assets and liabilities by pre-effective amendment.

     (2)  Exhibits:

          (a)  (i)    Certificate of Formation of Registrant.

               (ii) Operating Agreement of Registrant - to be filed by pre-effective amendment.

          (b)  Not applicable.

          (c)  Not applicable.

          (d)  Not applicable.

          (e)  Not applicable.

          (f)  Not applicable.

          (g)  (i)    Investment Advisory Agreement between the Registrant and
                      Aspen Strategic Alliance LLC - to be filed by pre-effective amendment.

               (ii) Sub-Advisory Agreement between the Registrant and Guidance Capital LLC - to be filed by pre-effective amendment.

          (h) Distribution Agreement - to be filed by pre-effective amendment.

          (i)  Not applicable.

          (j)  Custodian Agreement - to be filed by pre-effective amendment.

          (k)  (i)    Administration Agreement between the Registrant and
                      Aspen Strategic Alliance LLC - to be filed by pre-effective amendment.

               (ii) Form of Investor Servicing Agreement - to be filed by pre-effective amendment.

          (l) Opinion and Consent of Sidley Austin Brown & Wood LLP - to be filed by pre-effective amendment.

          (m)  Not applicable.

          (n)  (i)    Opinion and Consent of Sidley Austin Brown & Wood LLP on
                      tax matters - to be filed by pre-effective amendment.

               (ii) Consent of Independent Auditors - to be filed by pre-effective amendment.

          (o)  Not applicable.

          (p) Agreement Regarding Provision of Initial Capital - to be filed by pre-effective amendment.

          (q)  Not applicable.

          (r)  (i)    Code of Ethics of the Registrant - to be filed by
                      pre-effective amendment.

               (ii) Code of Ethics of the Adviser - to be filed by pre-effective amendment.

               (iii) Code of Ethics of the Sub-Adviser - to be filed by pre-effective amendment.

               (iv) Code of Ethics of the Distributor - to be filed by pre-effective amendment.

ITEM 25.  MARKETING ARRANGEMENTS

          Not applicable.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

           Registration fees                                $[     ]
           Legal fees                                        [     ]
           NASD fees                                         [     ]
           Blue Sky fees                                     [     ]
           Printing                                          [     ]

                                                            --------

           Total                                            $[     ]

ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           None.

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES

           At the time of the filing of this Registration Statement, there are no securities of the Fund outstanding.

ITEM 29.  Indemnification

          The Fund's Operating Agreement (Exhibit 2(a)(i) hereto) provides for indemnification of the Fund's Directors and officers. The effect of these provisions is to provide indemnification for each of the Fund's Directors and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such Director or officer may be involved by reason of being or having been a Director or officer, except with respect to any matter as to which such Director or officer shall have been finally adjudicated to be liable to the Fund or its investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Director's or officer's office.


          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to managers, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE ADVISER

          (a) The Adviser is the investment adviser to the Fund, and its business is summarized in Part A and Part B of this Registration Statement under the section entitled "Management." Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of the Adviser during the last two fiscal years is incorporated by reference to Form ADV filed by the Adviser with the SEC under
the Investment Advisers Act of 1940, as amended (SEC File No.               ).
                                                             ---------------

          (b) The Sub-Adviser is the sub-adviser to the Fund, and its business is also summarized in Part A and Part B of this Registration Statement under the section entitled "Management." Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of the Sub-Adviser during the last two fiscal years is incorporated by reference to Form ADV filed by the Sub-Adviser with the SEC under the Investment Advisers Act of 1940, as amended (SEC File No. 801-61850).

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Aspen Strategic Alliance LLC at its offices at 817 W Peachtree Street, NW, Suite 400, Atlanta, GA 30308-1144.

ITEM 32.  MANAGEMENT SERVICES

          The registrant has not entered into any contracts relating to management services other than those described at Part A and Part B of the Registration Statement.

ITEM 33.  UNDERTAKINGS


     1.   Not applicable.

     2.   Not applicable.

     3.   Not applicable.

     4.   The Registrant undertakes

        (a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

        (1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

        (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

        (3) to include any material information with respect of the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        (b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

        (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     5.   Not applicable.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, and State of Georgia, on the 1st day of July, 2003.


                                         ASA MANAGED FUTURES FUND LLC
                                           (Registrant)
                                         By:

                                         /s/ Jeremy L. Standrod
                                         -----------------------------
                                         Name:  Jeremy L. Standrod
                                         Title: Vice President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                                 Title                           Date


/s/ Kenneth E. Banwart                   President, Secretary and Director      July 1, 2003
------------------------------------     (principal executive officer)
Kenneth E. Banwart


/s/ James G. Christian, Jr.              Treasurer and Director (principal
------------------------------------     accounting and financial officer)      July 1, 2003
James G. Christian, Jr.


/s/ Jeremy L. Standrod                   Vice President and Director            July 1, 2003
------------------------------------
Jeremy L. Standrod